                                                 File Nos. 33-12000 and 811-5013

     As filed with the Securities and Exchange Commission on April 28, 1999

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM N-4

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                       Pre-Effective Amendment No. __                  [ ]

                       Post-Effective Amendment No. 16                 [x]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

                              Amendment No. 17                         [x]

                      ___________________________________

                   United Investors Annuity Variable Account
                           (Exact Name of Registrant)

                    United Investors Life Insurance Company
                              (Name of Depositor)

                            2001 Third Avenue South
                           Birmingham, Alabama  35233
              (Address of Depositor's Principal Executive Office)

       Depositor's Telephone Number, including Area Code:  (205) 325-4300

                          John H. Livingston, Esquire
                    United Investors Life Insurance Company
                            2001 Third Avenue South
                           Birmingham, Alabama  35233
                    (Name and Address of Agent for Service)

                                    Copy to:
                         Frederick R. Bellamy, Esquire
                        Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2415

                  ____________________________________________


It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [x]  on April 30, 1999 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(l) of Rule 485

     [ ]  on           pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
     [ ] this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered:  Variable Annuity Policies

                                   Prospectus
                                  May 1, 1999

   Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage II SM variable annuity policy.

   To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 1999 (known as the "SAI"). For a free copy of the SAI, contact us at:

United Investors Life Insurance Co.
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (205) 325-4300

   United Investors has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears on page 28 of this prospectus.

   The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.


                                ADVANTAGE II SM
                                VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY
   issued by
United Investors Life Insurance Company
   through
United Investors Annuity Variable Account

   The policy has 12 funding choices--one fixed account (paying a guaranteed minimum fixed rate of interest) and eleven variable investment divisions which invest in the following mutual fund portfolios of Target/United Funds, Inc.:

     . Asset Strategy Portfolio
     . Balanced Portfolio
     . Bond Portfolio
     . Growth Portfolio
     . High Income Portfolio
     . Income Portfolio
     . International Portfolio
     . Limited-Term Bond Portfolio
     . Money Market Portfolio
     . Science and Technology Portfolio
     . Small Cap Portfolio

   Variable annuity policies involve certain risks, and you may lose some or all of your investment.

 . We do not guarantee how any of the investment divisions will perform.
 . The policy is not a deposit or obligation of any bank, and no bank endorses or guarantees the policy.
 . Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                                                U-1053, Ed. 5-99

Table of Contents
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Glossary....................................................................  iv

Summary.....................................................................   1
  The Policy................................................................   1
  Annuity Payments..........................................................   1
  Purchasing the Policy.....................................................   1
  Funding Choices...........................................................   2
  Charges and Deductions....................................................   2
  Taxes.....................................................................   4
  Surrender and Partial Withdrawals.........................................   4
  Death Benefit.............................................................   4
  Other Information.........................................................   5
  Inquiries.................................................................   5

United Investors Life Insurance Company.....................................   6
  Preparing for Year 2000...................................................   6
  Published Ratings.........................................................   7

United Investors Annuity Variable Account...................................   7
  Target/United Funds, Inc..................................................   7
  Fund Management and Fees..................................................   9

Fixed Account...............................................................  10

The Policy..................................................................  10
  Issuance of a Policy......................................................  10
  Purchase Payments.........................................................  10
  Allocation of Purchase Payments...........................................  11
  Policy Value..............................................................  11
    Variable Account Value..................................................  11
    Fixed Account Value.....................................................  12
  Surrender and Partial Withdrawals.........................................  12
    Withdrawals.............................................................  12
    Automatic Partial Withdrawals...........................................  13
    Surrender...............................................................  13
    Restrictions Under the Texas ORP and Section 403(b) Plans...............  13
    Restrictions Under Other Qualified Policies.............................  14
  Transfers.................................................................  14
  Dollar Cost Averaging.....................................................  14
  Death Benefit.............................................................  15
  Required Distributions....................................................  15
  "Free Look" Period........................................................  16

Charges and Deductions......................................................  16
  Annual Deduction..........................................................  17
    Sales Charge............................................................  17
    Annual Policy Fee.......................................................  17
  Withdrawal Charge.........................................................  17
  Waiver of Withdrawal Charges Rider........................................  18
  Mortality and Expense Risk Charge.........................................  18
  Transaction Charge........................................................  19
  Premium Taxes.............................................................  19
  Federal Taxes.............................................................  19

  Fund Expenses.............................................................  19
  Older Policies............................................................  19
  Reduction in Charges for Certain Groups...................................  19

Annuity Payments............................................................  20
  Election of Annuity Payment Method........................................  20
  Retirement Date...........................................................  20
  Annuity Payment Methods...................................................  20

Distribution of the Policies................................................  21

Federal Tax Matters.........................................................  22

Historical Performance Data.................................................  25

Voting Rights...............................................................  26

Legal Proceedings...........................................................  26

Financial Statements........................................................  26

Condensed Financial Information.............................................  27

Statement of Additional Information.........................................  28

Glossary
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  Annuitant           The annuitant is the individual whose life expectancy
                      determines the size of annuity payments and whose actual
                      lifetime may determine the duration of annuity payments.
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  Beneficiary         The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the
                      retirement date.
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  Business Day        A business day is Monday through Friday, except for any
                      customary U.S. business holiday when the New York Stock
                      Exchange is not open for trading. Those holidays currently are
                      New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,
                      Good Friday, Memorial Day, Independence Day, Labor Day,
                      Thanksgiving Day, and Christmas Day.
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  Joint Annuitant     The joint annuitant, if any, is a second individual whose
                      joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the
                      annuitant may determine the duration of annuity payments.
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  Owner's Designated  The owner's designated beneficiary (a joint owner, if any, or
  Beneficiary         the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
------------------------------------------------------------------------------------
  Policy Year         A policy year is a year that starts on the policy's effective date or on a policy anniversary.
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  Retirement Date     The retirement date is the date on which annuity payments are to start.
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  We, Us, Our         We are United Investors Life Insurance Company.
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  You, Your           You are the policy owner.

Summary
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   This is a summary of some of the more important points that you should know and consider before purchasing the Advantage II variable annuity policy.
The Policy

   The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested to remain in the policy where it can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

   You may divide your Advantage II policy value among the fixed account and eleven variable investment divisions which invest in portfolios of Target/United Funds, Inc. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the eleven variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Target/United Funds portfolios you select. You may lose money on investments in the variable investment divisions.

   Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

Annuity Payments

   On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

   You may choose among the following ways of receiving your annuity payments:

1. Payments for the lifetime of an individual you select (the annuitant).

2. Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3. Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

   Other annuity payment methods are available with our written consent.

Purchasing the Policy

   You can purchase a "qualified" policy (one that qualifies for favorable Federal income tax treatment), or you can purchase a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a pre-approved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

   You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following eleven portfolios of Target/United Funds, Inc.:

  .Asset Strategy Portfolio
  .Balanced Portfolio
  .Bond Portfolio
  .Growth Portfolio
  .High Income Portfolio
  .Income Portfolio
  .International Portfolio
  .Limited-Term Bond Portfolio
  .Money Market Portfolio
  .Science and Technology Portfolio
  .Small Cap Portfolio

   In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and Deductions

   We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

   We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

   If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a) 10% of the total purchase payments you have invested in the policy; or

(b) 10% of your policy value at the time the withdrawal is made.

   The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

   We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks.

   This charge is at an effective annual rate of 0.90% of assets. In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Target/United Funds, Inc.

   See the tables below and on the following page for a summary of these charges and deductions. (We may also deduct premium tax charges.)

 Policy Owner Transaction Expenses:

Deferred Sales Charge (% of each
 purchase payment, deducted at
 0.85% per year)................    8.50%
Transaction Charge (for each
 withdrawal in excess of 4 per
 policy year)...................  $20.00

   Withdrawal Charge (% of purchase payment being withdrawn):

  Years      <1         1         2         3         4         5         6         7        8+
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  %           8         7         6         5         4         3         2         1         0

Annual Policy Fee................  $50.00

Variable Account Annual Expenses:
Mortality and Expense Risk Fee...    0.90%

                 Target/United Funds, Inc. Annual Expenses(/1/)
                        (% of average daily net assets)

                          Management   12b-1       Other     Total Portfolio
  Portfolio                  Fee     Fees(/2/) Expenses(/3/)    Expenses
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  Asset Strategy            0.79%      0.25%       0.19%          1.23%
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  Balanced                  0.59%      0.25%       0.06%          0.90%
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  Bond                      0.52%      0.25%       0.06%          0.83%
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  Growth                    0.69%      0.25%       0.02%          0.96%
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  High Income               0.64%      0.25%       0.05%          0.94%
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  Income                    0.69%      0.25%       0.03%          0.97%
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  International             0.79%      0.25%       0.15%          1.19%
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  Limited-Term Bond         0.54%      0.25%       0.17%          0.96%
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  Money Market              0.49%      0.25%       0.09%          0.83%
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  Science and Technology    0.69%      0.25%       0.12%          1.06%
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  Small Cap                 0.84%      0.25%       0.04%          1.13%

(/1/) These expenses are deducted directly from the assets of the Target/United Funds, Inc. portfolios and therefore reduce their net asset value. Waddell & Reed, Inc., the investment adviser of Target/United Funds, Inc., supplied the above information, and we have not independently verified it. See the Target/United Funds, Inc. prospectus for more complete information.

(/2/) Each portfolio pays a service fee to Waddell & Reed, Inc., the principal underwriter of Target/United Funds, Inc. and the policy, of no more than 0.25% of the portfolio's average annual net assets. The fee reimburses Waddell & Reed, Inc. for arranging to provide personal services to policy owners and to maintain their policies. This is a Service Plan as permitted by Rule 12b-1 under the Investment Company Act of 1940.

(/3/) Other Expenses are those incurred for the year ended December 31, 1998.

   Examples. The following tables give examples of expenses you might pay, on a $1,000 investment, assuming 5% annual return on assets.

- If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division          1 year           3 years           5 years           10 years
  -------------------          ------           -------           -------           --------
  Asset Strategy                $91              $134              $178               $318
  Balanced                      $88              $124              $162               $285
  Bond                          $87              $122              $158               $278
  Growth                        $89              $126              $165               $291
  High Income                   $88              $125              $164               $289
  Income                        $89              $126              $165               $292
  International                 $91              $133              $176               $314
  Limited-Term Bond             $89              $126              $165               $291
  Money Market                  $87              $122              $158               $278
  Science and Technology        $90              $129              $170               $301
  Small Cap                     $90              $131              $173               $308

- If you do not surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

  Investment Division          1 year           3 years           5 years           10 years
  -------------------          ------           -------           -------           --------
  Asset Strategy                $21               $84              $148               $318
  Balanced                      $18               $74              $132               $285
  Bond                          $17               $72              $128               $278
  Growth                        $19               $76              $135               $291
  High Income                   $18               $75              $134               $289
  Income                        $19               $76              $135               $292
  International                 $21               $83              $146               $314
  Limited-Term Bond             $19               $76              $135               $291
  Money Market                  $17               $72              $128               $278
  Science and Technology        $20               $79              $140               $301
  Small Cap                     $20               $81              $143               $308

   These examples reflect the $50 annual policy fee as a charge of 0.84% of assets in the variable investment divisions. These examples do not reflect any premium tax charges.

   These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

   You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy, taxable earnings are considered to be paid out first, followed by your investment in the policy.

   You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars.

   Distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

   You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

   You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

   You cannot surrender the policy or make a withdrawal after the retirement date.

Death Benefit

   The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments.

   The death benefit will always be at least the greater of:

(a) the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(b) your policy value at the time the death benefit is paid.

   In some states, if the annuitant dies before age 75, we will enhance the death benefit to be the greatest of (a) above, (b) above, or:

(c) the greater of your policy value on its eighth or sixteenth anniversary date, plus any purchase payments made since then, less any withdrawals you have made, and withdrawal charges and transaction charges you have incurred since then.

Other Information

   Free Look: You may cancel the policy by returning it within 10 days after you receive it. When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this "free look" period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The "free look" period may be longer in some states.)

   Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

   Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant becomes confined in a qualified nursing home or qualified hospital.

   Transfers: Before the retirement date, you may transfer all or part of your policy value among the 12 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers.

   After the retirement date, the annuitant may reallocate his or her annuity interest among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

   Dollar Cost Averaging: Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

   Financial Information: Condensed financial information for the variable investment divisions begins at page 27 of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

Inquiries

   If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at:

United Investors Life Insurance Company
Variable Products Division
P. O. Box 156
Birmingham, Alabama 35201-0156
Telephone: (205) 325-4300
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   The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

   NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Target/United Funds, Inc. prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe these limitations or restrictions. (See "Federal Tax Matters.")

United Investors Life Insurance Company
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   We were incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. We are a stock life insurance company, indirectly owned by Torchmark Corporation. Our principal business is selling life insurance and annuity contracts. We are admitted to do business in the District of Columbia and all states except New York.

Preparing for Year 2000


   The new millennium poses a significant concern to all businesses which use computer systems or electronic data in their operations. This concern arises because these organizations have existing computer systems and programs that cannot always identify a proper date. For many years, programs were written using a two digit code to represent a year. At the beginning of the year 2000, more digits are needed to accurately determine the date in these programs. Without addressing this issue, many computer programs could fail or produce erroneous results. Additionally, companies which communicate electronically with other businesses or which rely on other businesses for services are exposed to risk of failure by the electronic devices and computer systems of those other entities to the extent they are not Year 2000 compliant. The potential failure of these systems creates considerable uncertainty and could potentially adversely affect the ongoing operations and stability of a business.

   We are exposed to these risks should our computer systems fail due to date-related problems. We also rely on a number of third party businesses and governmental agencies that we either communicate electronically with or depend on for services in conducting our business. These institutions include but are not limited to banks, financial institutions, telecommunication companies, utilities, mail delivery organizations, and a variety of governmental agencies. If our computer systems or the systems of our third-party business partners are not compliant, we may be exposed to considerable risks, including business interruption, loss of revenue, increased expense, loss of policyholders, and litigation.

   To reduce our business risk to an acceptable level, we have established a project plan to insure that our business-critical computer systems will be Year 2000 compliant. This plan also addresses third-party compliance issues. Under the direction of executive management, objectives and timetables have been set forth to achieve compliance. Progress toward achieving those objectives is constantly monitored. We expect the entire project, including all Year 2000 testing activities, to be completed during 1999.

   We remain on schedule to meet all of our Year 2000 compliance requirements. All known required software changes were completed in 1998, and the related testing is in process with plans for completion in 1999. With regard to third party concerns, we are:

  1. confirming with our software vendors the Year 2000 readiness of purchased software packages;

  2. verifying the Year 2000 compliance status of our financial business partners' computer and data communications systems to insure readiness, including data interface testing with third parties; and

  3. evaluating all of our electronic operational systems (telephones, security, utility, environmental) for Year 2000 compliance.

While we are making every effort to verify the compliance of third parties, no assurances as to the compliance of their computer systems can be given.

   We have primarily used our internal staff to complete our Year 2000 project. Other than completion of software testing, all significant Year 2000 project milestones for internal computer systems have been completed. Confirmation of third party compliance and electronic data interface testing with third parties is continuing with completion expected during 1999. We have spent $130,000 on our Year 2000 project activities to date, including internal programming costs, outside contractors, and replacement costs. These costs have been expensed as incurred. Total project cost is expected to be approximately $150,000.

   Year 2000 contingency plans are being developed for critical risk areas. Management is establishing and documenting contingency plans for most critical systems and interfaces with business partners within each individual's responsibility. Such contingency plans include possible manual operation efforts, staff adjustments, outside services, and alternative procedures. These contingency plans will be maintained well into 2000.

Published Ratings

   We may publish (in advertisements, sales literature, and reports to policy owners) the ratings and other information assigned to us by one or more independent insurance industry analysts or rating organizations such as A. M. Best Company, Standard & Poor's Corporation, and Weiss Research, Inc. These ratings reflect the organization's current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, risk, or safety (or lack thereof) of the variable investment divisions. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet its obligations under its outstanding insurance and annuity policies.

United Investors Annuity Variable Account
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   The variable investment divisions are "sub-accounts" or divisions of the United Investors Annuity Variable Account (the "Variable Account"). We established the Variable Account as a segregated asset account on December 8, 1981 and modified it on January 5, 1987. The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into eleven investment divisions. Each division invests exclusively in shares of a single portfolio of Target/United Funds, Inc. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

   The assets in the Variable Account are our property. However, the assets allocated to the variable investment divisions under the policy are not chargeable with liabilities arising out of any other business that we may conduct.

   The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

Target/United Funds, Inc.

   The Variable Account invests in shares of Target/United Funds, Inc., a mutual fund with the following separate investment portfolios:

   1.  Asset Strategy Portfolio;
   2.  Balanced Portfolio;
   3.  Bond Portfolio;
   4.  Growth Portfolio;
   5.  High Income Portfolio;
   6.  Income Portfolio;
   7.  International Portfolio;
   8.  Limited-Term Bond Portfolio;
   9.  Money Market Portfolio;
  10.  Science and Technology Portfolio; and
  11.  Small Cap Portfolio.

   The assets of each portfolio of Target/United Funds, Inc. are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio.

   Target/United Funds, Inc. is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Target/United Funds, Inc. prospectus.

   The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of risks, is in the Target/United Funds, Inc. prospectus, which accompanies this prospectus.

  Portfolio      Investment Objective and Certain Policies
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  Asset Strategy The Asset Strategy Portfolio seeks high total return over the long-term. It seeks to achieve its goal by allocating its
                 assets among stocks, bonds and short-term instruments, both in the United States and abroad.
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  Balanced       The Balanced Portfolio seeks as a primary goal, current
                 income, with a secondary goal of long-term appreciation of capital. It invests primarily in a mix of stocks, fixed-income securities and cash, depending on market conditions.
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  Bond           The Bond Portfolio seeks a reasonable return with more
                 emphasis on preservation of capital. It seeks to achieve its goal by investing primarily in domestic debt securities,
                 usually of investment grade.
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  Growth         The Growth Portfolio seeks capital growth, with a secondary goal of current income. It seeks to achieve its goal by
                 investing primarily in common stocks, or securities
                 convertible into common stocks, of U.S. and foreign companies.
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  High Income    The High Income Portfolio seeks as a primary goal, high
                 current income with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in high-
                 yield, high-risk, fixed-income securities of U.S. and foreign issuers, the risks of which are consistent with the
                 Portfolio's goals.
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  Income         The Income Portfolio seeks maintenance of current income,
                 subject to market conditions, with a secondary goal of capital growth. It seeks to achieve its goals by investing primarily in common stocks of large U.S. and foreign companies that have a record of paying regular dividends on common stock or have the potential for capital appreciation, or are expected to resist market decline.
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  International  The International Portfolio seeks as a primary goal, long-term appreciation of capital, with a secondary goal of current
                 income. It seeks to achieve its goals by investing primarily in common stocks, or securities convertible into or
                 exchangeable for common stocks, of foreign companies that may have the potential for long-term growth.
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  Limited-Term   The Limited-Term Bond Portfolio seeks a high level of current
  Bond           income consistent with preservation of capital. It seeks to achieve its goal by investing primarily in investment-grade debt securities of U.S. issuers, including U.S. Government securities.
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  Money Market   The Money Market Portfolio seeks current income consistent with stability of principal. It seeks to achieve its goal by investing in U.S. dollar-denominated high quality money market obligations and instruments.

  Portfolio   Investment Objective and Certain Policies
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  Science and The Science and Technology Portfolio seeks long-term capital
  Technology  growth. It seeks to achieve its goals by concentrating its investments primarily in the common stock of science and
              technology securities of U.S. and foreign companies.
-------------------------------------------------------------------------------
  Small Cap   The Small Cap Portfolio seeks capital growth. It seeks to achieve its goal by investing primarily in common stocks, or securities convertible into the common stocks, of companies that are
              relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or in
              emerging industries where the opportunity for rapid growth is above average.

Fund Management and Fees

   Waddell & Reed Investment Management Company, the manager of Target/United Funds, Inc., provides investment advisory services to its portfolios. The manager is a wholly-owned subsidiary of Waddell & Reed, Inc., which is a wholly-owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company.

   The manager provides investment advice to and supervises investments of a number of mutual funds. The manager maintains a large staff of experienced investment personnel and a full complement of related support facilities. Each Target/United Funds portfolio pays the manager a fee for managing its investments. The fee consists of two elements:

   (i) a specific fee computed each day on the portfolio's net asset value at the following annual rates; and

   Portfolio                                                   Specific Fee (%)
   ---------                                                   ----------------
   Asset Strategy.............................................      0.30%
   Balanced...................................................      0.10%
   Bond.......................................................      0.03%
   Growth.....................................................      0.20%
   High Income................................................      0.15%
   Income.....................................................      0.20%
   International..............................................      0.30%
   Limited-Term Bond..........................................      0.05%
   Money Market...............................................      0.00%
   Science and Technology.....................................      0.20%
   Small Cap..................................................      0.35%

   (ii) the portfolio's proportionate share of a base fee computed each day on the combined net asset values of all the portfolios at the following annual rates:

   Group Net Asset
   Level ($ millions)                                               Base Fee (%)
   ------------------                                               ------------
   < $750..........................................................    0.51%
   $750-$1,500.....................................................    0.49%
   $1,500-$2,250...................................................    0.47%
   > $2,250........................................................    0.45%

   The base fee is computed on the combined net asset value of all eleven portfolios of Target/ United Funds, Inc. For 1998, the base fee rate was 0.49%.

   A proposal is outstanding to change the investment management fees for each portfolio. See the Target/United Funds, Inc. prospectus for complete details.

Fixed Account
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   The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

   The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

   As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See "Transfers.")

The Policy
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   The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

Issuance of a Policy

   If you wish to purchase a policy, you must complete an application and send it to our home office. We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you consent to our retaining and applying it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

Purchase Payments

   The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. Additional purchase payments may be in amounts of $100 or more. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

   If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

   You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

   Between the date that we receive the initial purchase payment and your policy's effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy's effective date:

  (a) the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

  (b) the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

   Any additional purchase payments we receive prior to the seventeenth day after your policy's effective date will be treated the same way. Upon the expiration of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day "free look" period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

   If we receive an additional purchase payment on or after the seventeenth day after your policy's effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

   Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Policy Value

   Your policy value prior to the retirement date is equal to:

  (a) your variable account value; plus

  (b) your fixed account value.

   Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange is closed.

   On your policy's effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment to the policy's effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

  (a) the value of the investment division on the previous business day, increased or decreased by its investment experience and daily charge; plus


  (b) the amount of any purchase payments allocated to the investment division since the previous business day; plus

  (c) the amount of any transfers into the investment division since the previous business day; minus

  (d) the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

  (e) the amount of any transfers out of the investment division since the previous business day; minus

  (f) the portion of any annual deduction allocated to the investment division since the previous business day; minus

  (g) the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

   Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

 Fixed Account Value. At the end of any business day, your fixed account value is equal to:

  (a) the sum of all purchase payments allocated to the fixed account; plus

  (b) any amounts transferred into the fixed account; plus

  (c) total interest credited; less

  (d) any amounts transferred out of the fixed account; less

  (e) the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

  (f) the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

   Withdrawals. You may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request to our home office in a form acceptable to us. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If your policy value would be less than $2,000, we will treat the request for a partial withdrawal as a request for complete surrender of your policy. We will ordinarily pay a withdrawal within seven days of receipt of your written request (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

   You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

   You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See "Withdrawal Charge" and "Transaction Charge.") Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

   Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a one-time written request. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

   Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

   Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

   Surrender. You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, by sending a written request to our home office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive your written request for surrender. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. (See "Federal Tax Matters.") No surrender may be made after the retirement date.

   Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

  (a) termination of employment in the Texas public institutions of higher education;

  (b) retirement; or

  (c) death.

Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

   Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

  (a) elective contributions made in years beginning after December 31, 1988;

  (b) earnings on those contributions; and

  (c) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

  (a) death of the employee;

  (b) reaching age 59 1/2;

  (c) separation from service;

  (d) disability; or

  (e) financial hardship (except that income attributable to elective contributions may not be distributed in the case of hardship).

   Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued.

Transfers

   You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

   You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

   Any amount transferred must be at least:

  (a) $500; or

  (b) the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

  (a) 25% of the prior policy anniversary's fixed account value; or

  (b) the amount of the prior policy year's transfer.

   Transfers may be made by a written request to our home office or by calling us if a written authorization for telephone transfers is on file. We have the authority to honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, you may be required to use a personal identification number to initiate a telephone transfer. We will not be liable for the consequences of a fraudulent telephone transfer request we believe to be authentic when we have followed those procedures. As a result, you bear the risk of loss arising from such a fraudulent request if you give us authorization for telephone transfers.

   We will make each transfer, without the imposition of any fee or charge, at the end of the first business day during which or after which we receive a valid, complete transfer request. We may suspend or modify this transfer privilege at any time.

   You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Dollar Cost Averaging

   Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

   The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

   Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in "Transfers" above.

Death Benefit

   The policy pays a death benefit to the beneficiary named in the policy if the annuitant dies before the retirement date while the policy is in force (unless the annuitant is also an owner; see below). The death benefit is the greater of:

  (a) the total purchase payments made, less any amounts withdrawn and any withdrawal charges, and less any transaction charges; or

  (b) the policy value.

In addition, in some states, we may provide an enhanced death benefit if the annuitant dies before attained age 75. In this case, the death benefit will be the greatest of (a) or (b), as described above, or:

  (c) the greater of your policy value on its eighth or sixteenth anniversary date, plus any purchase payments made since then, less any withdrawals you have made, and withdrawal charges or transaction charges you have incurred since then.

   Upon receiving due proof of death, we will pay the death benefit proceeds to the beneficiary in a lump sum or under one of the annuity payment methods. (See "Annuity Payments.") However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive both due proof of death and instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods). If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

   If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See "Required Distributions" below.)

   The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant's death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If upon death of any owner the owner's designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

   As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary's creditors.

Required Distributions

   In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

  (a) if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner's death; and

  (b) if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death.

These requirements will be considered satisfied as to any portion of the owner's interest that is payable as annuity payments, beginning within one year of that owner's death, that will be made over the life of the owner's designated beneficiary or over a period not extending beyond his life expectancy.

   If any owner dies before the retirement date, then ownership of the policy passes to the owner's designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner's designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner's designated beneficiary is the beneficiary named in the policy.

   If the owner's designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required.

   If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner's designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner's designated beneficiary:

      (a) elects to delay receipt of the proceeds for up to five years;

      (b) is the deceased owner's spouse and elects to continue the policy;
          or

      (c) elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

   The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

   Other rules may apply to qualified policies.

"Free Look" Period

   If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day "free look" period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, you must mail or deliver it either to our home office or to the registered agent who sold it within 10 days after you receive it. (See "Allocation of Purchase Payments.") The "free look" period may be longer than 10 days where required by state law.

Charges and Deductions
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   We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

   On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

   Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

   Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

   We may deduct a withdrawal charge if you:

  (a) make partial withdrawals under the policy;

  (b) surrender the policy; or

  (c) annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

  Number of Policy Anniversaries
  since receipt of Purchase Payment:   0   1   2   3   4   5   6   7   8+
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  Withdrawal Charge
  (% of Purchase Payment):            8%  7%  6%  5%  4%  3%  2%  1%  none

   There is a "free withdrawal amount" that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

  (a) is 10% of cumulative purchase payments; and

  (b) is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

   The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

   For purposes of calculating the withdrawal charge:

  (a) the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation last;

  (b) amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

  (c) if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge.

   As shown above, the withdrawal charge percentage varies, depending on the "age" of the purchase payments included in the withdrawal--that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

   We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

   We waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, provided that certain conditions are met. These conditions include:

  (a) the waiver of withdrawal charges rider is attached to your policy;

  (b) the annuitant is confined to a "Qualified Nursing Home" or "Qualified Hospital" for at least 60 days;

  (c) the annuitant was age 75 or younger on the policy's effective date;

  (d) the policy was in force at least one year at the time confinement began;

  (e) written notice and satisfactory proof of confinement are received no later than 90 days after confinement ends; and

  (f) confinement was recommended by a "Physician" due to injury, sickness or disease.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began. Waiver of withdrawal charges is subject to all of the conditions and provisions of the rider. (See your policy.) The rider is not available in all states.

Mortality and Expense Risk Charge

   We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

   The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

   You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

   We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Federal Taxes

   Currently no charge is made for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")

Fund Expenses

   The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Target/United Funds, Inc. (See "Summary--Charges and Deductions.")

Older Policies

   For some older policies--issued before May 1, 1992 (or later in some states)--a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

   Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

   We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

  (a) our employees and sales representatives, or those of our affiliates or distributors of the policy;

  (b) our customers or distributors of the policies who are transferring existing policy values to a policy;

  (c) individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

  (d) individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

   We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments
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Election of Annuity Payment Method

   As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

   The first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. You may change the retirement date by giving us written notice at least 30 days before the old retirement date (and at least 30 days before the new retirement date).

   A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy's effective date.

   If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See "Withdrawal Charge.")

Annuity Payment Methods

   The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both.

   Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

   Annuity payment methods currently include:

  Life Annuity with No      This method provides monthly annuity payments during the
  Guaranteed Period         lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies
                            before the third payment is due; and so forth.
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  Joint Life Annuity        This method provides monthly annuity payments during the
  Continuing to             lifetime of the annuitant and a joint annuitant. Payments will
  the Survivor              continue to the survivor for the survivor's remaining
                            lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
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  Life Annuity with 120 or  This method provides monthly annuity payments during the
  240 Monthly Payments      lifetime of the annuitant. A guaranteed period of 120 or 240
  Guaranteed                months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

   If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

   The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

  (a) variable annuity payments vary with the investment experience of the underlying portfolios of Target/United Funds, Inc. and you therefore bear the investment risk under variable annuity payments; and

    (b) annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

   The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

   Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the "assumed investment rate," better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

   Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

   If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

   After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See "Voting Rights" and "Transfers.")

   The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies
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   Waddell & Reed, Inc. of 6300 Lamar, Overland Park, Kansas, is the principal underwriter of the policies. Waddell & Reed, Inc. may enter into written sales agreements with various broker-dealers to aid in the distribution of the policies. A commission plus bonus compensation may be paid to broker-dealers or agents in connection with sales of the policies. Bonus compensation will be based on the amount of purchase payments received.

Federal Tax Matters
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   The following discussion is general and is not intended as tax advice.

   We do not intend to address the tax consequences resulting from all situations in which a person may be entitled to or may receive a distribution under a policy. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. We have not assessed the likelihood of the continuation of the present Federal income tax laws or of their current interpretation by the Internal Revenue Service. Moreover, we have not attempted to consider any applicable state or other tax laws.

   The policy may be purchased on a non-tax-qualified basis ("non-qualified policy") or as a qualified policy. Qualified policies are designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code of 1986, as amended (the "Code").

   Possible Changes in Taxation. Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax advisor regarding such developments and their effect on the policy.

   Taxation of Annuities in General. The following discussion assumes that the policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information and "Required Distributions" (at page 15 of this prospectus) describe the requirements necessary to qualify.

   Section 72 of the Code governs taxation of annuities in general.

   An annuity owner who is a natural person generally is not taxed on increases in the value of a policy until distribution occurs. Distribution could be either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., surrender or partial withdrawal) or in the form of annuity payments under the annuity payment method elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a lump sum payment or annuity payments) is taxed as ordinary income.

   An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the policy value over the owner's "investment in the contract" during the taxable year. However, there are some exceptions to this rule, and you may wish to discuss these with your tax advisor.

   The following discussion applies to policies owned by natural persons.

   Withdrawals. In the case of a withdrawal under a qualified policy, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total policy value. The "investment in the contract" generally equals the portion, if any, of purchase payments paid with after-tax dollars (that is, purchase payments that were not excluded from the individual's gross income). For qualified policies, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a qualified policy.

   Generally, in the case of a partial withdrawal under a non-qualified policy before the retirement date, amounts received are first treated as taxable income to the extent that the policy value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

   In the case of a full surrender under a non-qualified policy, the amount received generally will be taxable to the extent it exceeds the "investment in the contract."

   Annuity Payments. Although the tax consequences may vary depending on the annuity payment method elected under the policy, generally only the portion of the annuity payment that represents the amount by which the policy value exceeds the "investment in the contract" will be taxed.

  . For variable annuity payments, in general the taxable portion of each annuity payment (prior to recovery of the "investment in the contract") is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the "investment in the contract" by the total number of expected annuity payments.

  . For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

   Penalty Tax. In the case of a distribution from a non-qualified policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:

    (a) made on or after the taxpayer attains age 59 1/2;

    (b) made as a result of an owner's death or attributable to the taxpayer's disability; or

    (c) received in substantially equal periodic payments as a life annuity.

Other tax penalties may apply to distributions from a qualified policy.

   Aggregation of Contracts. All non-qualified deferred annuities entered into after October 21, 1988 that we (or our affiliates) issued to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the U.S. Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, you should consult a competent tax advisor before purchasing more than one annuity contract.

   Transfers and Assignments. A transfer or assignment of ownership of a policy, or designation of an annuitant or other beneficiary who is not also the owner, may result in certain tax consequences to the policy owner that are not discussed herein. If you are contemplating any such transfer, assignment or designation, you should contact a competent tax advisor with respect to the potential tax effects of such transaction.

   Death Benefits. Amounts may be distributed from a policy because of the death of a policy owner or an annuitant. Generally, such amounts are includable in the income of the recipient as follows:

  (a) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the policy, as described above; or

  (b) if distributed under an annuity payment method, they are taxed in the same manner as annuity payments, as described above.

   Qualified Policies. The tax rules applicable to a qualified policy vary according to the type of plan and the terms and conditions of the plan. The following events may cause adverse tax consequences:

  (a) contributions in excess of specified limits;

  (b) distributions prior to age 59 1/2 (subject to certain exceptions);

    (c) distributions that do not conform to specified commencement and minimum distribution rules; and

    (d) other circumstances specified in the Code.

   We make no attempt to provide more than general information about the use of the policy with the various types of retirement plans. The terms and conditions of the retirement plans may limit the rights otherwise available to you under a qualified policy. You are responsible for determining that contributions, distributions and other transactions with respect to the qualified policy comply with applicable law. If you are purchasing an annuity contract for use with any qualified retirement plan, you should consult your legal counsel and tax advisor regarding the suitability of the annuity contract.

   Required Distributions. For qualified plans under Sections 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the policy owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the policy owner (or plan participant) reaches age 70 1/2.

   Corporate Pension and Profit-Sharing Plans. Section 401(a) of the Code permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this policy is purchased by a Section 401(a) plan and later assigned or transferred to any individual. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor.

   Section 403(b) Plans. Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity contracts for their employees. Generally, payments to Section 403(b) annuity contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. The policy includes a death benefit that in some cases may exceed the greater of purchase payments or policy value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under Section 403(b). Because the death benefit may exceed this limitation, employers using the policy in connection with such plans should consult their tax advisor. Under Section 403(b) annuity contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship:

    (a) elective contributions made in years beginning after December 31, 1988;

    (b) earnings on those contributions; and

    (c) earnings in such years on amounts held as of the last year beginning before January 1, 1989.

   In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   Individual Retirement Annuities. Section 408 of the Code limits the amount which may be contributed to an IRA each year to the lesser of $2,000 or 100% of the policy owner's adjusted gross income. These contributions may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the policy meets IRA qualification requirements.

   Roth IRAs. Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. You should consult a tax advisor before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that--once aggregate distributions exceed contributions to the Roth IRA--income tax and a 10% penalty tax may apply to distributions made:

    (a) before age 59 1/2 (subject to certain exceptions); or

  (b) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

No distribution from a Roth IRA is required at any time before the policy owner's death.

   Deferred Compensation Plans. Section 457 of the Code provides for certain deferred compensation plans available with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax-exempt organizations. These plans are subject to various restrictions on contributions and distributions. Under non-governmental plans, all amounts are subject to the claims of general creditors of the employer, and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations.

   All Policies. As noted above, the foregoing comments about the Federal tax consequences under the policy are not exhaustive, and special rules apply to other tax situations not discussed in this prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law, and the law may change. Federal estate tax and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a policy depend on the individual circumstances of each policy owner or recipient of a distribution. A competent tax advisor should be consulted for further information.

Historical Performance Data
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   We may advertise yields and total returns for the investment divisions of the Variable Account. In addition, we may advertise the effective yield of the money market investment division. These figures are historical and are not intended to indicate future performance.

   The yield of the money market investment division is the annualized income generated by an amount invested in that option over a specified seven-day period. We assume that the income generated for that seven-day period is generated each seven-day period over a 52-week period. We show the result as a percentage of the amount invested. We calculate the effective yield similarly but assume that the income earned is reinvested every seven days. The compounding effect of this assumed reinvestment causes the effective yield to be slightly higher than the yield.

   We calculate the total return of investment divisions for portfolios other than the money market portfolio for various periods of time, including:

    (a) one year;

    (b) five years;

    (c) ten years; and

    (d) the period starting when the investment division commenced operations.

The average annual total return is the annual compounded rate of return at which an initial investment of $1,000 would have grown to reach to the redeemable value of that investment at the end of each of the various measurement periods. We may also disclose cumulative total returns and returns for various time periods.

   We may disclose performance figures that reflect the withdrawal charge, and also figures that assume the policy is not surrendered and therefore do not reflect any withdrawal charge.

   The Statement of Additional Information has more information about performance data calculations.

Voting Rights
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   To the extent required by law, we will vote shares of Target/United Funds, Inc. held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Target/United Funds, Inc. shares in our own right, we may elect to do so. Target/United Funds, Inc. does not hold regular annual shareholder meetings.

   The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized.

   The number of votes for a portfolio which are available will be determined as of the record date established by Target/United Funds, Inc. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by Target/United Funds, Inc.

   Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

  Each person having a voting interest in a variable investment division will receive proxy material, reports and other materials relating to the appropriate portfolio of Target/United Funds, Inc.

Legal Proceedings
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   There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.

Financial Statements
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   Our financial statements and those for the Variable Account (as well as the Auditors' Reports thereon) are in the Statement of Additional Information.

Condensed Financial Information
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   The following table gives "per unit" information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account's financial statements (including the notes thereto) included in the Statement of Additional Information.

                            ACCUMULATION UNIT VALUES

                   Money                  High                                 Inter-        Small
Investment         Market      Bond      Income     Growth      Income        national        Cap         Balanced
Division:        ---------- ---------- ---------- ----------- -----------    ----------    ----------    ----------
January 1,
 1989...........      1.088      1.097      1.131       1.084         --            --            --            --
December 31,
 1989...........      1.174      1.216      1.074       1.371         --            --            --            --
January 1,
 1990...........      1.174      1.216      1.074       1.371         --            --            --            --
December 31,
 1990...........      1.254      1.287      0.987       1.286         --            --            --            --
January 1,
 1991...........      1.254      1.287      0.987       1.286         --            --            --            --
December 31,
 1991...........      1.312      1.482      1.312       1.735       1.072(a)        --            --            --
January 1,
 1992...........      1.312      1.482      1.312       1.735       1.072           --            --            --
December 31,
 1992...........      1.342      1.582      1.505       2.078       1.209           --            --            --
January 1,
 1993...........      1.342      1.582      1.505       2.078       1.209           --            --            --
December 31,
 1993...........      1.365      1.762      1.758       2.348       1.406           --            --            --
January 1,
 1994...........      1.365      1.762      1.758       2.348       1.406           --            --            --
December 31,
 1994...........      1.403      1.643      1.698       2.383       1.378         0.997(b)      1.202(b)      0.991(b)
January 1,
 1995...........      1.403      1.643      1.698       2.383       1.378         0.997         1.202         0.991
December 31,
 1995...........      1.468      1.963      1.989       3.272       1.796         1.060         1.577         1.219
January 1,
 1996...........      1.468      1.963      1.989       3.272       1.796         1.060         1.577         1.219
December 31,
 1996...........      1.528      2.012      2.217       3.645       2.132         1.209         1.696         1.344
January 1,
 1997...........      1.528      2.012      2.217       3.645       2.132         1.209         1.696         1.344
December 31,
 1997...........      1.592      2.189      2.506       4.388       2.666         1.399         2.211         1.578
January 1,
 1998...........      1.592      2.189      2.506       4.388       2.666         1.399         2.211         1.578
December 31,
 1998...........      1.658      2.329      2.532       5.537       3.201         1.856         2.429         1.700
                 Limited-                    Science
                   Term         Asset          and
Investment         Bond        Strategy     Technology
Division:        ------------ ------------- -------------
January 1,
 1989...........       --            --            --
December 31,
 1989...........       --            --            --
January 1,
 1990...........       --            --            --
December 31,
 1990...........       --            --            --
January 1,
 1991...........       --            --            --
December 31,
 1991...........       --            --            --
January 1,
 1992...........       --            --            --
December 31,
 1992...........       --            --            --
January 1,
 1993...........       --            --            --
December 31,
 1993...........       --            --            --
January 1,
 1994...........       --            --            --
December 31,
 1994...........     0.997(b)        --            --
January 1,
 1995...........     0.997           --            --
December 31,
 1995...........     1.129         1.012(c)        --
January 1,
 1996...........     1.129         1.012           --
December 31,
 1996...........     1.161         1.064           --
January 1,
 1997...........     1.161         1.064           --
December 31,
 1997...........     1.230         1.202         1.155(d)
January 1,
 1998...........     1.230         1.202         1.155
December 31,
 1998...........     1.300         1.310         1.672

                         ACCUMULATION UNITS OUTSTANDING

                   Money                  High                                 Inter-        Small
Investment         Market      Bond      Income     Growth      Income        national        Cap         Balanced
Division:        ---------- ---------- ---------- ----------- -----------    ----------    ----------    ----------
December 31,
 1989...........  7,833,120  7,035,149 11,565,436  17,401,327         --            --            --            --
December 31,
 1990........... 10,673,859 10,260,056 11,430,492  25,663,814         --            --            --            --
December 31,
 1991........... 13,818,073 17,155,802 15,904,632  36,185,081  13,434,291           --            --            --
December 31,
 1992........... 16,837,063 29,787,569 25,935,498  55,229,057  52,063,508           --            --            --
December 31,
 1993........... 17,897,447 44,792,360 38,757,852  89,948,476 108,139,963           --            --            --
December 31,
 1994........... 20,471,850 43,111,140 40,825,454 111,492,038 154,850,855    25,149,046    12,901,165     8,285,256
December 31,
 1995........... 24,201,405 43,067,978 41,566,061 122,901,754 179,416,052    45,528,402    34,060,411    18,645,118
December 31,
 1996........... 23,280,737 43,901,442 41,973,073 135,309,921 210,826,563    63,389,043    55,504,706    30,524,995
December 31,
 1997........... 26,450,888 43,769,678 45,793,587 140,325,438 232,342,721    78,779,114    64,836,083    41,697,180
December 31,
 1998........... 31,698,628 47,362,351 48,355,147 143,565,102 246,348,082    87,048,577    71,391,390    52,558,411
                 Limited-                    Science
                   Term         Asset          and
Investment         Bond        Strategy     Technology
Division:        ------------ ------------- -------------
December 31,
 1989...........       --            --            --
December 31,
 1990...........       --            --            --
December 31,
 1991...........       --            --            --
December 31,
 1992...........       --            --            --
December 31,
 1993...........       --            --            --
December 31,
 1994........... 1,129,780           --            --
December 31,
 1995........... 2,002,578     4,228,164           --
December 31,
 1996........... 2,631,935     7,517,085           --
December 31,
 1997........... 2,888,746     7,707,088     8,213,309
December 31,
 1998........... 3,396,477    10,190,875    19,514,662

---------
(a) Commencement of operations on July 16, 1991 at 1.000.
(b) Commencement of operations on May 3, 1994 at 1.000.
(c) Commencement of operations on May 1, 1995 at 1.000.
(d) Commencement of operations on April 4, 1997 at 1.000.

Statement of Additional Information
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   A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

                               Table of Contents

The Policy..................................................................   3
  Accumulation Units........................................................   3
  Annuity Units.............................................................   3
  Net Investment Factor.....................................................   4
  Determination of Annuity Payments.........................................   4
    Fixed Annuity Payments..................................................   4
    Variable Annuity Payments...............................................   5
  The Contract..............................................................   5
  Misstatement of Age or Sex................................................   6
  Annual Report.............................................................   6
  Non-Participation.........................................................   6
  Delay or Suspension of Payments...........................................   6
  Ownership.................................................................   6
  Beneficiary...............................................................   7
  Change of Owner or Beneficiary............................................   7
  Assignment................................................................   7
  Incontestability..........................................................   7
  Evidence of Survival......................................................   7
Performance Data Calculations...............................................   7
  Money Market Investment Division Yield Calculation........................   7
  Average Annual Total Return Calculations..................................   8
Federal Tax Matters.........................................................  10
  Taxation of United Investors..............................................  10
  Tax Status of the Policies................................................  11
  Required Distributions....................................................  12
  Withholding...............................................................  12
Addition, Deletion or Substitution of Investments...........................  12
Distribution of the Policy..................................................  13
Safekeeping of Variable Account Assets......................................  14
State Regulation............................................................  14
Records and Reports.........................................................  14
Legal Matters...............................................................  14
Experts.....................................................................  15
Other Information...........................................................  15
Financial Statements........................................................  15

                   United Investors Annuity Variable Account


                      Statement of Additional Information
                      -----------------------------------
                                    for the

                                 ADVANTAGE II(SM)
                                VARIABLE ANNUITY

                                   Offered by

                    United Investors Life Insurance Company



This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage II(SM) Deferred Variable Annuity Policy (the "Policy") offered by United Investors Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 1999, by writing to United Investors Life Insurance Company, Variable Products Division, P.O. Box 156, Birmingham, Alabama 35201-0156. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



                                 Dated:  May 1, 1999

                                 TABLE OF CONTENTS


                                                                   Corresponding
                                                                      Page in
                                                          Page       Prospectus
                                                          ----     -------------
THE POLICY ..............................................   3            10
  Accumulation Units ....................................   3
  Annuity Units .........................................   3
  Net Investment Factor .................................   4
  Determination of Annuity Payments .....................   4
     Fixed Annuity Payments .............................   4
     Variable Annuity Payments ..........................   5
  The Contract ..........................................   5
  Misstatement of Age or Sex ............................   6
  Annual Report .........................................   6
  Non-Participation .....................................   6
  Delay or Suspension of Payments .......................   6
  Ownership .............................................   6
  Beneficiary ...........................................   7
  Change of Ownership or Beneficiary ....................   7
  Assignment ............................................   7
  Incontestability ......................................   7
  Evidence of Survival ..................................   7

PERFORMANCE DATA CALCULATIONS ...........................   7            25
  Money Market Investment Division Yield Calculation ....   7
  Average Annual Total Return Calculations ..............   8

FEDERAL TAX MATTERS .....................................  10            22
  Taxation of United Investors ..........................  10
  Tax Status of the Policies ............................  11
  Required Distributions ................................  12
  Withholding ...........................................  12

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS .......  12

DISTRIBUTION OF THE POLICY ..............................  13            21

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS ..................  14

STATE REGULATION ........................................  14

RECORDS AND REPORTS .....................................  14

LEGAL MATTERS ...........................................  14            26

EXPERTS .................................................  15

OTHER INFORMATION .......................................  15

FINANCIAL STATEMENTS ....................................  15            26

                                 THE POLICY
                                 ----------


     As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units
------------------

     An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division's appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received.

     The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division's Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units
-------------

     An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period for such Investment Division's Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor
---------------------

     The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

     The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          (a) the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

          (b) the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          (c) a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

     (2)  is the result of:

          (a) the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

          (b) the charge or credit for any taxes reserved for the previous Valuation Period; and

     (3)  is a deduction for certain mortality and expense risks that we assume.

Determination of Annuity Payments
---------------------------------

     At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

     Fixed Annuity Payments. Fixed Annuity Payments provide guaranteed annuity
     ----------------------
payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.


     Variable Annuity Payments. The dollar amount of the first Variable Annuity
     -------------------------
Payment is determined by multiplying the net value applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

     The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

     After the Retirement Date, the Annuitant may reallocate the value of the Annuitant's interest in the Investment Divisions, no more than once each Policy Year, by sending a Written Request to United Investors. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

     United Investors guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract
------------

     The entire contract is made up of the Policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the Policy.

     Changes to the Policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the Policy or to waive any of its provisions.

Misstatement of Age or Sex
--------------------------

     If the Annuitant's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report
-------------

     At least once each Policy Year prior to the Retirement Date we will send you a report on your Policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

Non-Participation
-----------------

     The Policy is non-participating. This means that no dividends will be paid on your Policy. It will not share in our profits or surplus earnings.

Delay or Suspension of Payments
-------------------------------

     We will normally pay a surrender or any withdrawal within seven days after we receive your Written Request in our home office. However, payment of any amount from the Investment Divisions of the Variable Account may be delayed or suspended whenever:

     a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

     b) the U.S. Securities and Exchange Commission by order permits postponement for the protection of Policyholders; or

     c) an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the Investment Divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

     Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

     Payments under the Policy of any amounts derived from Purchase Payments paid by check may be delayed until such time as the check has cleared your bank.

Ownership
---------

     The Policy belongs to you, the Policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the Policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one Owner at a given time, all must exercise the rights of ownership by joint action. If you die, the Owner's Designated Beneficiary will become the Owner; if there is no Owner's Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the Owner.

Beneficiary
-----------

     The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant's death, we will pay the Death Benefit, if any, to the Policyowner, if living; otherwise, it will be paid to the Policyowner's estate.

Change of Ownership or Beneficiary
----------------------------------

     Unless you provide otherwise in writing to us, you may change the Owner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by Written Request filed with us. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your Written Request. We may require you to submit the Policy to us before making a change. A change of ownership may be a taxable event.

Assignment
----------

     You may assign the Policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing at our home office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the Policy may be a taxable event. Your ability to assign a Qualified Policy may be restricted.

Incontestability
----------------

     United Investors will not contest the Policy.

Evidence of Survival
--------------------

     Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.



                         PERFORMANCE DATA CALCULATIONS
                         -----------------------------


     We may advertise the yield and effective yield of the Money Market Investment Division. In addition, we may advertise the total returns for other Investment Divisions of the Variable Account. All performance data calculations for the Variable Account will be in accordance with uniformly imposed SEC regulations.

Money Market Investment Division Yield Calculation
--------------------------------------------------

     In accordance with regulations adopted by the SEC, if we disclose the current annualized yield of the Money Market Investment Division for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the Money Market Portfolio or on its portfolio securities. The current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) in the value of a hypothetical account having a balance of one unit of the Money Market Investment Division at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Money Market Investment Division will be lower than the yield for the Money Market Portfolio of the Fund.

     The SEC also permits us to disclose the effective yield of the Money Market Investment Division for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the annualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

       Effective Yield  =  [(Base period return +1) * 365/7] - l

     For the seven-day period ending December 31, 1998, the Money Market Investment Division annualized yield was 3.31%. For the same period, the effective yield was 3.37%.

     The actual yield of the Money Market Investment Division is affected by:
(l) changes in interest rates on money market securities; (2) the average portfolio maturity of the Money Market Portfolio; (3) the types and quality of securities held by the Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Money Market Investment Division normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.

Average Annual Total Return Calculations
----------------------------------------

     For each Investment Division of the Variable Account other than the Money Market Investment Division an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one, five and ten year periods (or, where an Investment Division has been in existence for a period less than one, five or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                             P(1 + T) * n  =  ERV

Where

P      =    a hypothetical initial payment of $1,000
T      =    average annual total return
N      =    number of years in the period
ERV    =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five or ten year periods (or fractional portion thereof) at the end of such period.

     All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Withdrawal Charges that may be applicable due to surrender of the Policy at the end of a particular period.



                                 STANDARDIZED AVERAGE ANNUAL TOTAL RETURN

Investment                 1 Year to         5 Years to      10 Years to       Inception to        Inception
Division                   12/31/98           12/31/98         12/31/98          12/31/98            Date
----------                 ---------         ----------      -----------       ------------        ---------
Asset Strategy               1.43%             N/A              N/A                 5.86%           5/01/95

Balanced                     0.16%             N/A              N/A                10.83%           5/03/94

Bond                        -1.15%             4.61%           7.21%                7.08%           7/13/87

Growth                      18.65%            17.78%          17.10%               15.52%           7/13/87

High Income                 -6.50%             6.47%           7.78%                7.86%           7/13/87

Income                      12.52%            16.93%            N/A                16.21%           7/16/91

International               25.16%             N/A              N/A                13.00%           5/03/94

Limited-Term Bond           -1.83%             N/A              N/A                 4.44%           5/03/94

Science and Technology      37.23%             N/A              N/A                30.46%           4/04/97

Small Cap                    2.34%             N/A              N/A                19.88%           5/03/94

     From time to time we may also disclose average annual total returns in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Withdrawal Charge of 0%.

                                 NON-STANDARD AVERAGE ANNUAL TOTAL RETURN

Investment                  1 Year to         5 Years to      10 Years to        Inception to        Inception
Division                    12/31/98           12/31/98         12/31/98           12/31/98            Date
----------                  ---------         ----------      -----------        ------------        ---------
Asset Strategy                8.43%               N/A              N/A               7.02%            5/01/95

Balanced                      7.16%               N/A              N/A              11.41%            5/03/94

Bond                          5.85%              5.11%             7.21%             7.08%            7/13/87

Growth                       25.65%             18.09%            17.10%            15.52%            7/13/87

High Income                   0.50%              6.93%             7.78%             7.86%            7/13/87

Income                       19.52%             17.25%             N/A              16.26%            7/16/91

International                32.16%               N/A              N/A              13.54%            5/03/94

Limited-Term Bond             5.17%               N/A              N/A               5.16%            5/03/94

Science and Technology       44.23%               N/A              N/A              33.72%            4/04/97

Small Cap                     9.34%               N/A              N/A              20.32%            5/03/94

     The performance information provided above reflects only the performance of a hypothetical $1,000 payment which is allocated to the stated Investment Division during the time period on which the calculations are based.
Performance information provided for any given past period is not an indication or representation of future yields or rates of return.

     The figures shown above do not reflect the "12b-l" service fee for periods prior to the August 31, 1998 effective date of the Service Plan. If the Service Plan had been in effect during the periods shown, returns would have been lower.



                                 FEDERAL TAX MATTERS
                                 -------------------


Taxation of United Investors
----------------------------

     United Investors is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Account is not an entity separate from United Investors and its operations form a part of United Investors, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing Federal income tax law, United Investors believes that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.

Tax Status of the Policies
--------------------------

     Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Fund, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. United Investors does not control the Fund or the Portfolios' investments. However, it has entered into an agreement regarding participation in the Fund, which requires each Portfolio of the Fund to be operated in compliance with the diversification requirements prescribed by the Treasury.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for Federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

Required Distributions
----------------------

     In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

     These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's designated Beneficiary or over a period not extending beyond his life expectancy.

     If the Owner's designated Beneficiary is the surviving spouse of the Owner, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

Withholding
-----------

     Distributions from the Policy generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect to not have tax withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans and section 403(b) tax-sheltered annuities are subject to a mandatory Federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.



               ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
               -------------------------------------------------

     United Investors reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. United Investors reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another

Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. United Investors will not substitute any shares attributable to a Policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

     United Investors also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of United Investors, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing Policyowners on a basis to be determined by United Investors. United Investors may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

     In the event of any such substitution or change, United Investors may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by United Investors to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other United Investors separate accounts.



                          DISTRIBUTION OF THE POLICY
                          --------------------------

     The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for United Investors, are also registered representatives of Waddell & Reed, Inc. ("W&R"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with W&R. W&R is registered with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers. The total commissions paid by United Investors for the sale of the Policy were

$17,967,189 during 1996, $17,930,576 during 1997, and $21,171,511 during 1998.
The Policies are offered to the public through brokers licensed under the Federal securities laws and state insurance laws that have entered into agreements with W&R. The offering of the Policies is continuous, and W&R does not anticipate discontinuing the offering of the Policies. However, W&R reserves the right to discontinue the offering of the Policies.



                    SAFEKEEPING OF VARIABLE ACCOUNT ASSETS
                    --------------------------------------

     United Investors holds the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from United Investors' general account. United Investors maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.



                               STATE REGULATION
                               ----------------

     United Investors is subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Missouri Department of Insurance on or before March 1 of each year covering the operations and reporting on the financial condition of United Investors as of December 31 of the preceding year. Periodically, the Missouri Department of Insurance or other authorities examine the liabilities and reserves of United Investors and the Variable Account, and a full examination of United Investors' operations is conducted periodically by the National Association of Insurance Commissioners.

     In addition, United Investors is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by such state.



                                 RECORDS AND REPORTS
                                 -------------------

     All records and accounts relating to the Variable Account will be maintained by United Investors. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.



                                 LEGAL MATTERS
                                 -------------

     Legal advice regarding certain matters relating to Federal securities laws applicable to the issuance of the Policy described in the Prospectus have been provided by Sutherland Asbill & Brennan LLP of Washington, D.C.


                                 EXPERTS
                                 -------

     The balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997, and the related statements of operations, comprehensive income shareholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998 and the balance sheet of United Investors Annuity Variable Account as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 1998 have been included herein in reliance upon the report of KPMG Peat Marwick LLP independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



                                 OTHER INFORMATION
                                 -----------------

     A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the U.S. Securities and Exchange Commission.



                                 FINANCIAL STATEMENTS
                                 --------------------

     The financial statements of United Investors, which are included herein, should be considered only as bearing on the ability of United Investors to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Appendix E:

Financial Statements
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
United Investors Life Insurance Company
Birmingham, Alabama

We have audited the accompanying balance sheets of United Investors Life Insurance Company as of December 31, 1998 and 1997 and the related statements of operations, comprehensive income, shareholders' equity and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Life Insurance Company at December 31, 1998 and 1997 and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.


                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
January 29, 1999

                    UNITED INVESTORS LIFE INSURANCE COMPANY

                              BALANCE SHEETS
                         (Dollar amounts in thousands)

                                                             At December 31,
                                                          ---------------------
                                                             1998       1997
                                                          ---------- ----------
                         ASSETS
Investments:
 Fixed maturities-available for sale, at fair value
  (cost: 1998--$612,586; 1997--$612,600)................. $  643,151 $  635,643
 Preferred stock of affiliate (cost: 1998--$188,212:
  1997--$0)..............................................    188,212          0
 Policy Loans............................................     18,009     15,817
 Other long term investments.............................          0     22,488
 Short term investments..................................     12,680     13,423
                                                          ---------- ----------
    Total investments....................................    862,052    687,371
Cash.....................................................     11,426      5,288
Accrued investment income (includes amounts from
 affiliates: 1998--$582; 1997--$473).....................     11,747     11,270
Receivables..............................................      3,113      2,826
Due from affiliate (includes funds withheld on
 reinsurance: 1998--$229,194; 1997--$190,235)............    278,458    225,235
Deferred acquisition cost................................    183,033    176,897
Value of business purchased..............................     30,600     33,754
Goodwill.................................................     29,465      6,771
Property and equipment...................................         96        141
Other assets.............................................      1,786      1,149
Separate account assets..................................  2,425,262  1,876,439
                                                          ---------- ----------
    Total assets......................................... $3,837,038 $3,027,141
                                                          ========== ==========
          LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
 Future policy benefits (includes reserves assumed from
  affiliates: 1998--$241,357; 1997--$210,276)............ $  776,461 $  736,975
 Unearned and advance premiums...........................      2,822      2,975
 Other policy benefits...................................      6,973      8,713
                                                          ---------- ----------
    Total policy liabilities.............................    786,256    748,663
 Accrued income taxes....................................     55,498     58,270
 Other liabilities.......................................      2,174      2,825
 Due to affiliates.......................................      8,268      9,374
 Separate account liabilities............................  2,425,262  1,876,439
                                                          ---------- ----------
    Total liabilities....................................  3,277,458  2,695,571
Shareholders' equity:
 Common stock, par value $6 per share authorized, issued
  and outstanding: 500,000 shares........................      3,000      3,000
 Additional paid in capital..............................    350,388    138,469
 Unrealized investment gains, net of applicable taxes....     15,654     14,700
 Retained earnings.......................................    190,538    175,401
                                                          ---------- ----------
    Total shareholder's equity...........................    559,580    331,570
                                                          ---------- ----------
    Total liabilities and shareholder's equity........... $3,837,038 $3,027,141
                                                          ========== ==========

                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                         (Dollar amounts in thousands)

                                                     Year Ended December 31,
                                                    ---------------------------
                                                      1998     1997      1996
                                                    -------- --------  --------
Revenue:
 Premium income.................................... $ 69,987 $ 68,723  $ 65,114
 Policy charges and fees...........................   45,113   36,582    29,403
 Net investment income (includes amounts from af-
  filiates 1998--$13,082;
  1997--$2,863; 1996--$2,847)......................   61,373   51,514    51,128
 Realized investment gains (losses)................    9,401   (5,365)      925
 Other income from affiliates......................   13,665   11,876         0
                                                    -------- --------  --------
   Total revenue...................................  199,539  163,330   146,570
Benefits and expenses:
 Policy benefits:
  Individual life..................................   63,689   57,954    47,355
  Annuity..........................................   13,633   15,165    15,807
                                                    -------- --------  --------
   Total policy benefits...........................   77,322   73,119    63,162
 Amortization of deferred acquisition costs........   27,874   24,898    19,850
 Commissions and premium taxes (includes amounts to
  affiliates:
  1998--$1,013; 1997--$4,928; 1996--$4,723)........    5,580    6,251     5,248
 Other operating expenses (includes amounts to af-
  filiates: 1998--$3,252;
  1997--$3,217; 1996--$2,181)......................    6,579    5,470     3,966
                                                    -------- --------  --------
   Total benefits and expenses.....................  117,355  109,738    92,226
Net operating income before income taxes...........   82,184   53,592    54,344
Income taxes.......................................   25,567   18,843    19,078
                                                    -------- --------  --------
   Net income...................................... $ 56,617 $ 34,749  $ 35,266
                                                    ======== ========  ========


                  See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF COMPREHENSIVE INCOME
                         (Dollar amounts in thousands)

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998     1997      1996
                                                    -------  -------  --------
Net income......................................... $56,617  $34,749  $ 35,266

Other comprehensive income (loss):
 Unrealized investment gains (losses):
  Unrealized investment gains (losses) on
    securities:
   Unrealized holding gains arising during period..   7,021   13,362   (21,413)
   Less: reclassification adjustment for (gains)
     losses
    on securities included in net income ..........      (1)   5,235      (924)
   Less: reclassification adjustment for
     amortization of
    (discount) and premium.........................     502      744       570
                                                    -------  -------  --------
                                                      7,522   19,341   (21,767)
   Unrealized gains (losses) on other investments..  (6,330)   1,798       861

   Unrealized gains (losses) on deferred
     acquisition costs.............................     276   (5,387)    8,857
                                                    -------  -------  --------
   Total unrealized gains (losses) ................   1,468   15,752   (12,049)

   Applicable tax..................................    (514)  (5,512)    4,217
                                                    -------  -------  --------

Other comprehensive income (loss)..................     954   10,240    (7,832)

   Comprehensive income............................ $57,571  $44,989  $ 27,434
                                                    =======  =======  ========


                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                       STATEMENTS OF SHAREHOLDERS' EQUITY
                         (Dollar amounts in thousands)

                                  Additional Unrealized               Total
                           Common  Paid-in     Gains    Retained  Shareholders'
                           Stock   Capital    (Losses)  Earnings     Equity
                           ------ ---------- ---------- --------  -------------
Year Ended at December
 31, 1996
Balance at January 1,
 1996....................  $3,000  $137,950   $12,292   $159,886    $313,128
Comprehensive income.....                      (7,832)    35,266      27,434
Dividends................                                (28,500)    (28,500)
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1996...................   3,000   137,950     4,460    166,652     312,062

Year Ended at December
 31, 1997
Comprehensive income.....                      10,240     34,749      44,989
Dividends................                                (26,000)    (26,000)
Exercise of stock op-
 tions...................               519                              519
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1997...................   3,000   138,469    14,700    175,401     331,570

Year Ended at December
 31, 1998
Comprehensive income.....                         954     56,617      57,571
Dividends................                                (33,500)    (33,500)
Impact from reorganiza-
 tion of Waddell & Reed..     --    211,851               (7,980)    203,871
Exercise of stock op-
 tions...................                68                               68
                           ------  --------   -------   --------    --------
 Balance at December 31,
  1998...................  $3,000  $350,388   $15,654   $190,538    $559,580
                           ======  ========   =======   ========    ========



                See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                         (Dollar amounts in thousands)

                                                Year Ended December 31,
                                               ------------------------------
                                                 1998       1997       1996
                                               --------   --------   --------
Net income.................................... $ 56,617   $ 34,749   $ 35,266
Adjustment to reconcile net income to cash
 provided from operations:
  Increase in future policy benefits..........   13,871     17,878     20,692
  Increase (decrease) in other policy liabili-
   ties.......................................   (1,892)       749      2,154
  Deferral of policy acquisition costs........  (42,857)   (33,485)   (33,744)
  Value of business acquired..................        0    (10,000)         0
  Amortization of deferred acquisition costs..   27,874     24,898     19,850
  Change in accrued income taxes..............    1,079     10,212     (3,033)
  Depreciation................................       39         42         44
  Realized (gains) losses on sale of invest-
   ments and properties.......................   (9,401)     5,365       (925)
  Other accruals and adjustments..............   (3,240)     1,817       (997)
                                               --------   --------   --------
Cash provided from operations.................   42,090     52,225     39,307
                                               --------   --------   --------
Cash used for investment activities:
 Investments sold or matured:
 Fixed maturities available for sale-sold.....   46,039    113,035     15,246
 Fixed maturities available for sale-matured,
  called and repaid...........................   76,583     66,469     44,523
 Other long-term investments..................   25,596      2,199        482
                                               --------   --------   --------
   Total investments sold or matured..........  148,218    181,703    60,251
Acquisition of investments:
 Fixed maturities available for sale.......... (123,111)  (176,905)   (68,214)
 Net increase in policy loans.................   (2,192)    (1,485)    (2,033)
 Other long-term investments..................      (36)    (1,517)    (1,183)
                                               --------   --------   --------
   Total acquisition of investments........... (125,339)  (179,907)   (71,430)
Net (increase) decrease in short-term
 investments..................................      747    (11,589)     2,389
Funds loaned to affiliates....................  (13,026)   (24,080)    (3,500)
Funds repaid from affiliates..................    2,400     24,080      3,500
Funds borrowed from affiliates................   14,800          0          0
Funds repaid to affiliates....................  (14,800)         0          0
Disposition of properties.....................        5          0         34
Additions of properties.......................      (37)       (27)      (117)
                                               --------   --------   --------
Cash provided from (used for) investment
 activities...................................   12,968     (9,820)    (8,873)
                                               --------   --------   --------
Cash used for financing activities:
  Cash dividends paid to shareholders.........  (33,500)   (27,000)   (27,500)
  Net receipts from deposit product opera-
   tions......................................  (15,420)   (12,521)    (6,572)
                                               --------   --------   --------
Cash used for financing activities............  (48,920)   (39,521)   (34,072)
Increase (decrease) in cash...................    6,138      2,884     (3,638)
Cash at beginning of year.....................    5,288      2,404      6,042
                                               --------   --------   --------
Cash at end of year........................... $ 11,426   $  5,288   $  2,404
                                               ========   ========   ========

                  See accompanying Notes to Financial Statements.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies

   Organization: United Investors Life Insurance Company ("UILIC") was a wholly owned subsidiary of Waddell & Reed Financial, Inc. ("WDR") (formerly known as United Investors Management Company), a subsidiary of Torchmark Corporation. On March 3, 1998, to facilitate the initial public offering ("IPO") by Torchmark Corporation ("TMK") of 36% of the common stock of WDR, several transactions were completed to reorganize the assets held by WDR. The following transactions directly affected UILIC:

(i) WDR contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC.

(ii) WDR dividended the common stock of its subsidiary UILIC pro rata to Liberty National Life Insurance Company ("LNL"), an 81.18% owner, and TMK, an 18.82% owner. LNL is a wholly owned subsidiary of TMK.

(iii) Upon reorganization, UILIC recorded additional goodwill in the amount of $23,639. This goodwill represented UILIC's portion of United Investors Management Company's goodwill which was allocated between Waddell & Reed and UILIC upon dividend of UILIC to TMK and LNL.

(iv) TMK transferred to UILIC a deferred commission credit of $7,980, net of applicable tax of $4,297. This credit is being amortized over approximately 10 years.

   Description of Business: The Company is a life insurer licensed in 49 states. The Company offers a full range of life, annuity and variable products through its agents and is subject to competition from other insurers throughout the United States. The Company is subject to regulation by the insurance department of states in which it is licensed, and undergoes periodic examinations by those departments.

   In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and revenues and expenses for the reporting period. Actual results could differ significantly from those estimates.

   The estimates susceptible to significant change are those used in determining the liability for policy reserves, losses and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

   Basis of Presentation: The accompanying financial statements include the accounts of United Investors Life Insurance Company ("United Investors") an indirectly wholly-owned subsidiary of TMK, is owned by Liberty National Life Insurance Company (81.18%) and Torchmark Corporation (18.82%). The financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP").

   Investments: United Investors classifies all of its fixed maturity investments, which includes bonds and redeemable preferred stocks, as available for sale. Investments classified as available for sale are carried at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Investments in equity securities, which include common and nonredeemable preferred stocks, are reported at fair value with unrealized gains and losses, net of deferred taxes, reflected directly in shareholder's equity. Policy loans are carried at unpaid principal balances. Short-term investments include investments in certificates of deposit and other interest-bearing time deposits with original maturities within three months. Other long-term investments consist of investments in mutual funds which are carried at fair value. If an investment becomes permanently impaired, such impairment is treated as a realized loss and the investment is adjusted to net realizable value.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 1--Summary of Significant Accounting Policies (continued)

   Gains and losses realized on the disposition of investments are recognized as revenues and are determined on a specific identification basis.

   Realized investment gains and losses and investment income attributable to separate accounts are credited to the separate accounts and have no effect on United Investor's net income. Investment income attributable to policyholders is included in United Investor's net investment income. Net investment income for the years ended December 31, 1998, 1997 and 1996 included approximately $37,000, $37,800, and $37,600, respectively, which was allocable to policyholder reserves or accounts. Realized investment gains and losses are not allocable to policyholders.

   Determination of Fair Values of Financial Instruments: Fair value for cash, short-term investments, receivables and payables approximates carrying value. Fair values for investment securities are based on quoted market prices, where available. Otherwise, fair values are based on quoted market prices of comparable instruments. Fair value of future benefits for universal life and current interest products and annuity products are based on the fund value.

   Cash: Cash consists of balances on hand and on deposit in banks and financial institutions.

   Recognition of Revenue and Related Expenses: Premiums for insurance contracts which are not defined as universal life-type according to the Financial Accounting Standards Board's Statement of Accounting Standards (SFAS) 97 are recognized as revenue over the premium-paying period of the policy. Premiums for limited-payment life insurance contracts as defined by SFAS 97 are recognized over the contract period. Premiums for universal life-type and annuity contracts are added to the policy account value, and revenues from such products are recognized as charges to the policy account value for mortality, administration, and surrenders (retrospective deposit method). The related benefits and expenses are matched with revenues by means of the provision for future policy benefits and the amortization of deferred acquisition costs in a manner which recognizes profits as they are earned over the same period.

   Future Policy Benefits: The liability for future policy benefits for universal life-type products according to SFAS 97 is represented by policy account value. Annuity Contracts are accounted for as deposit contracts. The liability for future policy benefits for other products is provided on the net level premium method based on estimated investment yields, mortality, persistency and other assumptions which were appropriate at the time the policies were issued. Assumptions used are based on United Investor's experience as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. If it is determined that future expected experience differs significantly from that assumed, the estimates are revised.

   Deferred acquisition costs: The costs of acquiring new insurance business are deferred. Such costs consist of sales commissions, underwriting expenses, and certain other selling expenses. The costs of acquiring new business through the purchase of other companies and blocks of insurance business are also deferred.

   Deferred acquisition costs, including the value of insurance purchased, for policies other than universal life-type policies according to SFAS 97, are amortized with interest over an estimate of the premium-paying period of the policies in a manner which charges each year's operations in proportion to the receipt of premium income. For limited-payment contracts, acquisition costs are amortized over the contract period. For universal life-type policies, acquisition costs are amortized with interest in proportion to estimated gross profits. The assumptions used as to interest, withdrawals and mortality are consistent with those used in computing the liability for future policy benefits and expenses. If it is determined that future experience differs significantly

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

from that previously assumed, the estimates are revised. Deferred acquisition costs are adjusted to reflect the amounts associated with unrealized investment gains and losses pertaining to universal life-type products.

   Income Taxes: Income taxes are accounted for under the asset and liability method in accordance with SFAS 109. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement book values and tax bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

   Interest Expense: Interest expense includes interest on borrowed funds not used in the production of investment income. Interest expense relating to the production of investment income is deducted from investment income.

   Property and Equipment: Property and equipment is reported at cost less allowances for depreciation. Depreciation is provided on the straight-line method over the estimated useful lives of these assets which range from three to ten years.

   Goodwill: Goodwill represents the excess cost over the fair value of the net assets acquired when United Investors was purchased by Torchmark Corporation (Torchmark) in 1981 and is being amortized on a straight-line basis over forty years. In 1998 United Investors recorded an additional goodwill of $23,639 upon the reorganization of the company as outlined in Note 1--"Organization." This additional goodwill is being amortized on a straight-line basis over thirty-five years, which is the period United Investors Management Company had remaining out of the original forty year estimated benefit period.

   Reclassification: Certain amounts in the financial statements presented have been reclassified from amounts previously reported in order to be comparable between years. These reclassifications have no effect on previously reported shareholders' equity or net income during the periods involved.

   Comprehensive Income: United Investors adopted SFAS 130, "Reporting Comprehensive Income," effective January 1, 1998. This standard defines comprehensive income as the change in equity of a business enterprise during a period from transactions from all nonowner sources. It requires the company to display comprehensive income for the period, consisting of net income and other comprehensive income. In compliance with SFAS 130, a Statement of Comprehensive Income is included as an integral part of the financial statements.

   Year 2000 Compliance: The new millennium poses a significant concern to all businesses which use computer systems or electronic data in their operations. The concern arises because these organizations have computer systems and programs that cannot always identify a proper date. For many years, programs were written using a two digit code to represent a year. At the beginning of the year 2000, more digits are needed to accurately determine the date in these programs. Without addressing this issue, many computer programs could fail or produce erroneous results. Additionally, companies which are electronically engaged with other businesses or which rely on other businesses for services are exposed to risk of failure by the electronic devices and computer systems of those other entities to the extent they are not Year 2000 compliant. The potential of failure of these systems creates considerable uncertainty and could potentially adversely affect the ongoing operations and stability of a business.

   United Investors relies on computer systems which are supported and maintained by Torchmark, its ultimate parent, and its various affiliates. Torchmark is exposed to these risks should its computer systems fail

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 1--Summary of Significant Accounting Policies (continued)

due to date-related problems. Torchmark is also reliant on a number of third party businesses and governmental agencies with which it either interacts electronically or depends upon for services in the conduct of its business. These institutions include but are not limited to banks, financial institutions, telecommunication companies, utilities, mail delivery organizations, and a variety of governmental agencies. Should Torchmark's computer systems or the systems of its third-party business partners not be compliant the Company and Torchmark may be exposed to considerable risks, including business interruption, loss of revenue, increased expense, loss of policyholders, and litigation.

   To reduce its business risk to an acceptable level, Torchmark has established a project plan to insure that the company's business-critical computer systems will be Year 2000 compliant. This plan also addresses third-party compliance issues. Under the direction of executive management, objectives and timetables have been set forth to achieve compliance in each geographic location where Torchmark operates. Progress toward achieving those objectives is constantly monitored. Torchmark currently expects the entire project, including all Year 2000 testing activities, to be completed during 1999.

   As of December 31, 1998, Torchmark remains on schedule to meet all of its Year 2000 compliance requirements. All known required software changes have been completed, and the related testing is in process with plans for completion in 1999. With regard to third party concerns, Torchmark has in process the following procedures:

   1) Torchmark is confirming, with its software vendors, the Year 2000 readiness of its purchased software packages because Torchmark has purchased software packages on all of its computer platforms;

   2) Torchmark is verifying the Year 2000 compliance status of its financial business partners computer and data communications systems to insure readiness, including data interface testing with third parties; and

   3) All of Torchmark's electronic operational systems (telephones, security, utility, environmental) are being evaluated for Year 2000 compliance.

   As an example of Torchmark's interface testing with selected third parties, Torchmark is utilizing electronic data from selected third parties in processing Medicare Supplement benefit data using Year 2000 test data. Torchmark is also arranging similar testing with a selected number of banks. While Torchmark is making every effort to verify the compliance of third parties, no assurances as to the compliance of their computer systems can be given.

   Torchmark has used primarily its own employees to complete its Year 2000 project. Other than completion of software testing, all significant Year 2000 project milestones for internal computer systems have been completed. Confirmation of third party compliance and electronic data interface testing with third parties is continuing with completion expected during 1999. Torchmark has spent $5 million on its Year 2000 project activities to date, including internal programming costs, outside contractors, and replacement costs. These costs have been expensed as incurred. Total project cost is expected to be approximately $6 million.

   Year 2000 contingency plans are being developed for critical risk areas. Management throughout the organization has established and documented a contingency plan for Torchmark's most critical systems and interfaces with business partners within each individual's responsibility. Such contingency plans include possible manual operation efforts, staff adjustments, outside services, and alternative procedures. These contingency plans will be maintained well into 2000.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 2--Statutory Accounting

   United Investors is required to file statutory financial statements with state insurance regulatory authorities. Accounting principles used to prepare these statutory financial statements differ from GAAP. Net income and shareholders' equity on a statutory basis for United Investors were as follows:

                     Net Income                            Shareholders' Equity
              Year Ended December 31,                         At December 31,
         ----------------------------------------        ---------------------------------
           1998          1997             1996              1998               1997
         --------      --------         --------         ----------         ----------
          $47,294       $34,537          $26,640           $169,757           $156,676

   The excess of shareholders' equity on a GAAP basis over that determined on a statutory basis is not available for distribution to shareholders without regulatory approval.

   A reconciliation of United Investors' statutory net income to GAAP net income is as follows:

                                                    Year Ended December 31,
                                                   ----------------------------
                                                     1998      1997      1996
                                                   --------  --------  --------
   Statutory net income........................... $ 47,294  $ 34,537  $ 26,640
   Deferral of acquisition costs..................   42,857    33,485    33,744
   Amortization of acquisition costs..............  (27,874)  (24,898)  (19,850)
   Differences in policy liabilities..............    1,417    (2,113)   (4,361)
   Deferred income taxes..........................   (6,422)   (6,053)     (773)
   Other..........................................     (655)     (209)     (134)
                                                   --------  --------  --------
   GAAP net income................................ $ 56,617  $ 34,749  $ 35,266
                                                   ========  ========  ========

   A reconciliation of United Investors' statutory shareholders' equity to GAAP shareholders' equity is as follows:

                                                     Year Ended December 31,
                                                     ------------------------
                                                        1998         1997
                                                     -----------  -----------
   Statutory shareholders' equity................... $   169,757  $   156,676
   Differences in policy liabilities................       9,208        9,540
   Deferred acquisition cost and value of insurance
    purchased.......................................     213,633      210,651
   Deferred income taxes............................     (59,575)     (52,639)
   Asset valuation reserve..........................       4,781        9,513
   Nonadmitted assets...............................       3,348        1,850
   Fair value adjustment on fixed maturities
    available for sale..............................      30,565       23,043
   Fair value adjustment on preferred stock of
    affiliate.......................................     188,212            0
   Goodwill.........................................      29,465        6,771
   Due and deferred premiums........................     (30,317)     (30,334)
   Other............................................         503       (3,501)
                                                     -----------  -----------
   GAAP shareholders' equity........................    $559,580     $331,570
                                                     ===========  ===========

   The NAIC requires that a risk based capital formula be applied to all life and health insurers. The risk based capital formula is a threshold formula rather than a target capital formula. It is designed only to identify companies that require regulatory attention and is not to be used to rate or rank companies that are adequately capitalized. United Investors is adequately capitalized under the risk based capital formula.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)


Note 3--Investment Operations

   Investment income is summarized as follows:

                                                    Year Ended December 31,
                                                    --------------------------
                                                     1998     1997      1996
                                                    -------  -------  --------
 Fixed maturities.................................. $45,889  $46,000  $ 46,366
 Policy loans......................................   1,186    1,107     1,001
 Other long-term investments.......................      84    1,614     1,211
 Short-term investments............................     743      436       287
 Other income......................................     954        0         0
 Interest and dividends from affiliates............  13,082    2,863     2,847
                                                    -------  -------  --------
                                                     61,938   52,020    51,712
 Less investment expense...........................    (565)    (506)     (584)
                                                    -------  -------  --------
 Net investment income............................. $61,373  $51,514  $ 51,128
                                                    =======  =======  ========

 Analysis of gains (losses) from investments:
  Realized investments gains (losses)
   Fixed maturities................................ $     1  $(5,235) $    925
   Mutual funds....................................   9,400     (130)        0
                                                    -------  -------  --------
                                                    $ 9,401  $(5,365) $    925
                                                    =======  =======  ========

Analysis of change in unrealized gains (losses):
 Net change in unrealized investments gains
  (losses) on fixed maturities available for sale
  before tax.......................................   7,522   19,340   (21,767)
 Net change in unrealized investments gains
  (losses) on short-term investments before tax....      (2)       0         0
 Other (includes $(5,946) related to sale of mutual
  fund shares in 1998).............................  (6,328)   1,799       861
 Adjustment for deferred acquisition cost..........     276   (5,387)    8,857
 Applicable tax....................................    (514)  (5,512)    4,217
                                                    -------  -------  --------
 Net change in unrealized gains (losses) on short-
  term investments and fixed maturities securities
  available for sale............................... $   954  $10,240  $ (7,832)
                                                    =======  =======  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A summary of fixed maturities available for sale by amortized cost and estimated fair value at December 31, 1998 and 1997 is as follows:

                                       Gross      Gross             Amount per
                           Amortized Unrealized Unrealized   Fair   the Balance
1998:                        Cost      Gains      Losses    Value      Sheet
-----                      --------- ---------- ---------- -------- -----------
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $ 21,441   $ 1,959    $     0   $ 23,400  $ 23,400
  GNMA's..................   89,674     4,022        (18)    93,678    93,678
  Mortgage-backed
   securities, GNMA
   collateral.............    7,488        71         (1)     7,558     7,558
  Other mortgage-backed
   securities.............   20,961     1,368          0     22,329    22,329
  States, municipalities
   and political
   subdivisions...........   28,610     1,236          0     29,846    29,846
  Public utilities........   31,454     2,287          0     33,741    33,741
  Industrial and
   miscellaneous..........  412,958    21,971     (2,330)   432,599   432,599
                           --------   -------    -------   --------  --------
  Total fixed maturities.. $612,586   $32,914    $(2,349)  $643,151  $643,151
                           ========   =======    =======   ========  ========
1997:
-----
 Fixed maturities avail-
  able for sale:
 Bonds:
  U.S. Government direct
   obligations and
   agencies............... $ 22,035   $   857    $     0   $ 22,892  $ 22,892
  GNMA's..................  124,549     5,992       (146)   130,395   130,395
  Mortgage-backed
   securities, GNMA
   collateral.............   23,125       591         (3)    23,713    23,713
  Other mortgage-backed
   securities.............   20,980       916          0     21,896    21,896
  States, municipalities
   and political
   subdivisions...........   28,603       517          0     29,120    29,120
  Foreign governments.....    3,298       135          0      3,433     3,433
  Public utilities........   37,189     1,504        (39)    38,654    38,654
  Industrial and
   miscellaneous..........  352,821    12,986       (267)   365,540   365,540
                           --------   -------    -------   --------  --------
  Total fixed maturities.. $612,600   $23,498    $  (455)  $635,643  $635,643
                           ========   =======    =======   ========  ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 3--Investment Operations (continued)

   A schedule of fixed maturities by contractual maturity at December 31, 1998 is shown below on an amortized cost basis and on a fair value basis. Actual maturities could differ from contractual maturities due to call or prepayment provisions.

                                                             Amortized   Fair
                                                               Cost     Value
                                                             --------- --------
   Fixed maturities available for sale;
    Due in one year or less................................. $ 13,218  $ 13,359
    Due after one year through five years...................  115,995   120,078
    Due after five years through ten years..................  202,843   213,213
    Due after ten years.....................................  153,602   164,940
                                                             --------  --------
                                                              485,658   511,590
   Mortgage- and asset-backed securities....................  126,928   131,561
                                                             --------  --------
                                                             $612,586  $643,151
                                                             ========  ========

   Proceeds from sales of fixed maturities available for sale were $46,039 in 1998, $113,035 in 1997, and $15,246 in 1996. Gross gains realized on these sales were $928 in 1998, $112 in 1997, and $749 in 1996. Gross losses on these sales were $927 in 1998, $5,716 in 1997, and $0 in 1996.

Note 4--Deferred Acquisition Costs

  An analysis of deferred acquisition costs and the value of insurance purchased is as follows:

                                  1998                  1997                  1996
                          --------------------- --------------------- ---------------------
                           Deferred   Value of   Deferred   Value of   Deferred   Value of
                          Acquisition Insurance Acquisition Insurance Acquisition Insurance
                             Cost     Purchased    Cost     Purchased    Cost     Purchased
                          ----------- --------- ----------- --------- ----------- ---------
Balance at beginning of
 year...................   $176,897    $33,754   $169,986    $16,160   $144,716    $18,679
 Additions:
  Deferred during peri-
   od:
  Commissions...........     36,328          0     27,664          0     28,492          0
  Other expenses........      6,529          0      5,821          0      5,252          0
                           --------    -------   --------    -------   --------    -------
   Total deferred.......     42,857          0     33,485          0     33,744          0
  Value of insurance
   purchased............          0          0          0     21,305          0          0
 Adjustment attributable
  to unrealized invest-
  ment loss (1).........        276          0          0          0      8,857          0
                           --------    -------   --------    -------   --------    -------
   Total additions......     43,133          0     33,485     21,305     42,601          0
 Deductions:
  Amortized during peri-
   od...................    (24,720)    (3,154)   (21,019)    (3,711)   (16,894)    (2,519)
  Adjustment
   attributable to
   unrealized investment
   gains (1)............         0           0     (5,387)         0         0           0
  Adjustment attribut-
   able to realized
   investment gains
   (1)..................         0           0       (168)         0       (437)         0
  Adjustment to deferred
   commissions due to
   reorganization.......    (12,277)         0          0          0          0          0
                           --------    -------   --------    -------   --------    -------
   Total deductions.....    (36,997)    (3,154)   (26,574)    (3,711)   (17,331)    (2,519)
                           --------    -------   --------    -------   --------    -------
Balance at end of year..   $183,033    $30,600   $176,897    $33,754   $169,986    $16,160
                           ========    =======   ========    =======   ========    =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                  NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
--------
(1) Represents amounts pertaining to investments relating to universal life-type products.

  The amount of interest accrued on the unamortized balance of value of insurance purchased was approximately $755, $938, and $1,100 for the years ended December 31, 1998, 1997 and 1996, respectively. The average interest accrual rates used were 6.15%, 6.29% and 6.44%, respectively. The estimated amount of the unamortized value of business purchased balance at December 31, 1998 to be amortized during each of the next five years is: 1999, $2,452; 2000, $2,137; 2001, $1,876; 2002, $1,659; 2003, $1,479.

  In the event of lapses or early withdrawals in excess of those assumed, deferred acquisition costs and the value of insurance purchased may not be recoverable.

Note 5--Property and Equipment

  A summary of property and equipment used in the business is as follows:

                                          At December 31,     At December 31,
                                               1998                1997
                                        ------------------- -------------------
                                               Accumulated         Accumulated
                                         Cost  Depreciation  Cost  Depreciation
                                        ------ ------------ ------ ------------
Data processing equipment.............. $  227    $  178    $  216    $  161
Transportation equipment...............     72        36       132        55
Furniture and office equipment ........    928       917       922       913
                                        ------    ------    ------    ------
  Total................................ $1,227    $1,131    $1,270    $1,129
                                        ======    ======    ======    ======

  Depreciation expense on property and equipment used in the business was $39, $42 and $44 in each of the years 1998, 1997, and 1996, respectively.

Note 6--Future Policy Benefit Reserves

   A summary of the assumptions used in determining the liability for future policy benefits at December 31, 1998 is as follows:

                           Individual Life Insurance

Interest Assumptions:

                                                  Percent of
      Years of Issue         Interest Rates       Liability
      --------------   -------------------------- ----------
      1962-1998        3.00% level to 6.00% level     12%
      1986-1992             7.00% graded to 6.00%     22%
      1962-1985             8.50% graded to 6.00%      4%
      1981-1985             8.50% graded to 7.00%      4%
      1984-1998                Interest Sensitive     58%
                                                     ----
                                                     100%
                                                     ====

Mortality assumptions:
  The mortality tables used are various statutory mortality tables and modifications of:

                          1965-70 Select and Ultimate Table
                          1975-80 Select and Ultimate Table

Withdrawal assumptions:
  Withdrawal assumptions are based on United Investors' experience.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 7--Income Taxes

   United Investors is included in the life-nonlife consolidated federal income tax return filed by Torchmark. Under the tax allocation agreement with Torchmark, a company with taxable income pays tax equal to the amount it would pay if it filed a separate tax return. A company with a loss is paid a tax benefit currently to the extent that affiliated companies with taxable income utilize that loss.

  Total income taxes were allocated as follows:

                                                     Year Ended December 31,
                                                     -------------------------
                                                      1998     1997     1996
                                                     -------  -------  -------
   Net operating income before income taxes......... $25,567  $18,843  $19,078
   Shareholders' equity:
    Unrealized gains (losses).......................     514    5,512   (4,217)
    Tax basis compensation expense in excess of
     amounts recognized for financial reporting
     purposes from the exercise of stock options....     (68)    (519)       0
    Tax benefit received on deferred commission
     credit due to reorganization...................  (4,297)       0        0
    Other...........................................     300        1     (152)
                                                     -------  -------  -------
                                                     $22,016  $23,837  $14,709
                                                     =======  =======  =======

   Income tax expense before the adjustments to shareholder's equity is summarized below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                         1998    1997    1996
                                                        ------- ------- -------
    Current income tax expense......................... $19,145 $12,790 $18,305
    Deferred income tax expense........................   6,422   6,053     773
                                                        ------- ------- -------
                                                        $25,567 $18,843 $19,078
                                                        ======= ======= =======

   In 1998, 1997, and 1996, deferred income tax expense was incurred because of the difference between net operating income before income taxes as reported on the statements of operations and taxable income as reported on United Investor's income tax returns. As explained in Note 1, this difference caused the financial statement book values of some assets and liabilities to be different from their respective tax bases.

   The effective income tax rate differed from the expected 35% rate in 1998, 1997 and 1996 as shown below:

                                               Year Ended December 31,
                                         ----------------------------------------
                                          1998     %    1997     %    1996     %
                                         -------  ---  -------  ---  -------  ---
   Expected income taxes...............  $28,764   35% $18,757   35% $19,020   35%
   Increase (reduction) in income taxes
    resulting from:
    Tax-exempt investment income.......   (3,532)  (4)     (18)   0      (38)   0
    Purchase accounting differences....      331    0       99    0       99    0
    Other..............................        4    0       5     0       (3)   0
                                         -------  ---  -------  ---  -------  ---
   Income taxes........................  $25,567   31% $18,843   35% $19,078   35%
                                         =======  ===  =======  ===  =======  ===

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 7--Income Taxes (continued)

   The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below:

                                                        Year Ended December 31,
                                                        -----------------------
                                                           1997        1996
                                                        ----------- -----------
   Deferred tax assets:
    Future policy benefits and unearned and advance
     premiums.......................................... $         0 $     4,777
    Present value of future policy surrender charges...      20,153      13,925
    Other liabilities, principally due to the current
     nondeductibilty for tax purposes of certain
     accrued expenses..................................         132         203
                                                        ----------- -----------
    Total gross deferred tax assets....................      20,285      18,905
   Deferred tax liability:
    Future policy benefits and unearned and advance
     premiums..........................................       2,022           0
    Deferred acquisition costs.........................      61,881      62,863
    Unrealized investment gains........................       8,428       7,914
    Other..............................................       7,529         767
                                                        ----------- -----------
    Total gross deferred tax liabilities...............      79,860      71,544
                                                        ----------- -----------
    Net deferred tax liability......................... $    59,575 $    52,639
                                                        =========== ===========

   In United Investor's opinion, all deferred tax assets will be recoverable.

   United Investors has not recognized a deferred tax liability of approximately $2,200 that arose prior to 1984 on temporary differences related to its policyholders' surplus account. A current tax expense will be recognized in the future if and when this tax becomes payable.

Note 8--Postretirement Benefits

   Pension Plans: United Investors has retirement benefit plans and savings plans which cover substantially all employees. There is also a nonqualified excess benefit plan which covers certain employees. The plans cover primarily employees of United Investors, Liberty National and Torchmark. The total cost of these retirement plans charged to UILIC's operations was as follows:

                                                                         Defined
                                                              Defined    Benefit
   Year Ended                                               Contribution Pension
   December 31,                                                Plans      Plans
   ------------                                             ------------ -------
    1998..................................................      $42       $114
    1997..................................................       44        118
    1996..................................................       41        115

   United Investors accrues expense for the defined contribution plans based on a percentage of the employees contributions. The plans are funded by the employee contributions and a United Investors contribution equal to the amount of accrued expense.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 8--Postretirement Benefits (continued)

   Cost for the defined benefit pension plans has been calculated on the projected unit credit actuarial cost method. Contributions are made to the pension plans subject to minimums required by regulation and maximums allowed for tax purposes. Accrued pension expense in excess of amounts contributed has been recorded as a liability in UILIC's financial statements and was $55 thousand and $55 thousand at December 31, 1998 and 1997, respectively. The total unfunded plan liability recorded at December 31, 1998 was $459. The plans covering the majority of employees are organized as trust funds whose assets consist primarily of investments in marketable long-term fixed maturities and equity securities which are valued at market.

   The excess benefit pension plan provides the benefits that an employee would have otherwise received from a defined benefit pension plan in the absence of the Internal Revenue Codes limitation on benefits payable under a qualified plan. Although this plan is unfunded, pension cost is determined in a similar manner as for the funded plans. UILIC's liability for the excess benefit plan was $19 thousand and $19 thousand as of December 31, 1998 and 1997, respectively.

   Net periodic pension cost for the defined benefit plans by expense component was as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1998     1997     1996
                                                    -------  -------  -------
   Service cost--benefits earned during period..... $   679  $   638  $   638
   Interest cost on projected benefit obligation...   1,657    1,575    1,478
   Actual return on assets.........................  (3,118)  (2,335)  (1,940)
   Net amortization and deferral...................   1,942    1,351    1,032
                                                    -------  -------  -------
    Total net periodic cost........................   1,160    1,229    1,208
    Periodic cost allocated to other participating
     employers.....................................   1,046    1,111    1,093
                                                    -------  -------  -------
   UILIC's net periodic cost....................... $   114  $   118  $   115
                                                    =======  =======  =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   United Investors adopted FASB Statement No. 132, Employers Disclosures about Pensions and Other Postretirement Benefits, effective for year-end 1998 with comparative periods restated. In accordance with this Standard, the following table presents a reconciliation from the beginning to the end of the year of the benefit obligation and plan assets. This table also presents a reconciliation of the plans funded status with the.amounts recognized on United Investors's and Liberty National's balance sheet.

                                                                 Pension
                                                              Benefits For
                                                             the year ended
                                                              December 31,
                                                             ----------------
                                                              1998     1997
                                                             -------  -------
   Changes in benefit obligation:
   Obligation at the beginning of year...................... $21,841  $19,706
   Service cost.............................................     679      638
   Interest cost............................................   1,657    1,575
   Actuarial gain (loss)....................................   1,061      775
   Benefits paid............................................  (2,008)    (853)
                                                             -------  -------
   Obligation at the end of year............................  23,230   21,841

   Changes in plan assets:
   Fair value at the beginning of year......................  16,054   13,811
   Return on assets.........................................   3,118    2,335
   Contributions............................................     976      761
   Benefits paid............................................  (2,008)    (853)
                                                             -------  -------
   Fair value at the end of year............................  18,140   16,054
                                                             -------  -------

       Funded status at year end............................  (5,090)  (5,787)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain).......................    (775)      12
   Unrecognized prior service cost..........................   1,044    1,137
   Unrecognized transition obligation.......................       0        0
                                                             -------  -------
     Net amount recognized at year end...................... $(4,821) $(4,638)
                                                             =======  =======
   Amounts recognized consist of:
   Prepaid benefit cost..................................... $  (459) $  (459)
   Accrued benefit liability................................  (4,707)  (5,415)
   Intangible asset.........................................     345    1,236
                                                             -------  -------
    Net amount recognized at year end.......................  (4,821)  (4,638)
    Net amount recognized allocated to other participating
     employers..............................................  (4,747)  (4,564)
                                                             -------  -------
   UILIC's net amount recognized at year end................ $   (74) $   (74)
                                                             =======  =======

   The weighted average assumed discount rates used in determining the actuarial benefit obligations was 7.0% in 1998 and 7.5% in 1997. The rate of assumed compensation increase was 4.0% in 1998 and 4.5% in 1997 while the expected long-term rate of return on plan assets was 9.25% in 1998 and 9.25% in 1997.

   Postretirement Benefit Plans Other Than Pensions: United Investors provides postretirement life insurance benefits for most retired employees, and also provides additional postretirement life insurance benefits for certain key employees. The majority of the life insurance benefits are accrued over the working lives of active employees.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For retired employees over age sixty-five, United Investors does not provide postretirement benefits other than pensions. United Investors does provide a portion of the cost for health insurance benefits for employees who retired before February 1, 1993 and before age sixty-five, covering them until they reach age sixty-five. Eligibility for this benefit was generally achieved at age fifty-five with at least fifteen years of service. This subsidy is minimal to retired employees who did not retire before February 1,1993. This plan is unfunded.

   The components of net periodic postretirement benefit cost other than pensions is as follows:

                                                    Year Ended December 31,
                                                    -------------------------
                                                     1998     1997     1996
                                                    -------  -------  -------
   Service cost ................................... $   112  $    86  $    76
   Interest on accumulated postretirement. benefit
    obligation.....................................     377      357      403
   Actual return on assets.........................       0        0        0
   Net amortization and deferral...................    (251)    (374)    (242)
                                                    -------  -------  -------
    Total net periodic postretirement cost.........     238       69      237
    Periodic cost allocated to other participating
     employers.....................................     233       68      232
                                                    -------  -------  -------
   UILIC's net periodic postretirement cost........ $     5  $     1  $     5
                                                    =======  =======  =======

   The following table presents a reconciliation of the benefit obligation and plan assets from the beginning to the end of the year, also reconciling the funded status to the accrued benefit liability.

                                                  Benefits Other than Pension
                                                      For the year ended
                                                         December 31,
                                                  ----------------------------
                                                      1998           1997
                                                  -------------  -------------
   Changes in benefit obligation:
   Obligation at the beginning of year..........  $       4,775  $       5,010
   Service cost.................................            112             86
   Interest cost................................            377            357
   Actuarial gain (loss)........................            559              0
   Benefits paid................................           (561)          (678)
                                                  -------------  -------------
   Obligation at the end of year................          5,262          4,775

   Changes in plan assets:
   Fair value at the beginning of year..........              0              0
   Return on assets.............................              0              0
   Contributions................................            561            678
   Benefits paid................................           (561)          (678)
                                                  -------------  -------------
   Fair value at the end of year................              0              0
                                                  -------------  -------------

     Funded status at year end..................         (5,262)  (      4,775)

   Unrecognized amounts at year end:
   Unrecognized actuarial loss (gain)...........           (553)        (1,157)
   Unrecognized prior service cost..............           (357)          (563)
                                                  -------------  -------------
    Net amount recognized at year end as accrued
     benefit liability..........................         (6,172)        (6,495)
    Net amount recognized allocated to other
     participating employers....................         (6,070)        (6,386)
                                                  -------------  -------------
   UILIC's net amount recognized at year end as
    accrued benefit liability...................  $        (102) $        (109)
                                                  =============  =============

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 8--Postretirement Benefits (continued)

   For measurement purposes, a 7.0% to 8.0% annual rate of increase in per capita cost of covered healthcare benefits was assumed for 1998. These rates grade to ranges of 4.5% to 5.5% by the year 2007. The health care cost trend rate assumption has a significant effect on the amounts reported, as illustrated in the following table which presents the effect of a one-percentage-point increase and decrease on the service and interest cost components and the benefit obligation:

Effect on:

                                                                Change in Trend
                                                                     Rate
                                                               -----------------
                                                                  1%       1%
                                                               Increase Decrease
                                                               -------- --------
   Service and interest cost components.......................   $ 35    $ (31)
   Benefit obligation.........................................    326     (300)

   The weighted average discount rate used in determining the accumulated postretirement benefit obligation was 7.00% in 1998 and 7.50% in 1997.

Note 9--Related Party Transactions

   United Investors was charged for space, equipment and services provided by an affiliate amounting to $1,840 in 1998, $1,852 in 1997 and $1,797 in 1996.

   Torchmark performed certain administrative services for United Investors for which it was charged $612 in 1998, $468 in 1997 and $384 in 1996.

   In November 1994, United Investors loaned Torchmark $35,000 at an interest rate of 8.110%, and in October 1998, United Investors loaned Torchmark an additional $10,626 at an interest rate of 7.875%. Interest income related to the Torchmark loans totaling $2,989, $2,838 and $2,838 for 1998, 1997 and 1996, respectively, is included in the accompanying financial statements. In January 1996, United Investors loaned Liberty National $3,500 at an interest rate of 5.75%. This loan was paid in full in February 1996. Interest income related to this loan totaling $9 at December 31, 1996 is included in the accompanying financial statements. In 1997, United Investors loaned Torchmark, Liberty National and United American $8,060, $10,520 and $5,500 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1997. Interest income related to these loans totaling $1, $2 and $22 respectively is included in the accompanying financial statements. In 1998, United Investors loaned Liberty National and United American $1,400 and $1,000 respectively at an interest rate of 5.5% all of which were repaid prior to December 31, 1998. Interest income related to these loans totaling $2 and $2 respectively is included in the accompanying financial statements. During 1998, TMK loaned United Investors $14,800 in a series of six separate loans at an interest rate of 5.5% all of which were repaid prior to December 31, 1998. Interest expenses related to these loans totaling $34 is included in the accompanying financial statements.

   Effective January 1, 1997 United Investors assumed a block of annuity products totaling $200,321 from United American Insurance Company (United American), an affiliated company, on 100% funds withheld coinsurance basis. In connection with this transaction, United Investors paid a ceding fee totaling $21,305, $10,000 of which was paid in cash, and recorded a due from affiliates totaling $189,016 at the end of 1997. The funds withheld totaled $229,194 and $190,235 at December, 1998 and 1997, respectively. Interest income totaled $13,665 and $11,876 in 1998 and 1997, respectively, and is included in other income. The reserve for annuity balances assumed in connection with this business totaled $241,357 and $210,276 as of December 31, 1998 and 1997, respectively. United Investors reimbursed United American for administrative expenses in the amount of $800 in 1998 and $897 in 1997.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

   United Investors serves as sponsor to four separate accounts. During 1997, United Investors was also a investor in two of the separate accounts. These investments were sold during 1998 for $18.4 million and United Investors is no longer a depositor to any of its separate accounts.

   On March 3, 1998, Waddell & Reed Financial, Inc. contributed 188,212 shares of TMK 6 1/2% Cumulative Preferred Stock, Series A to UILIC due the reorganization discussed in Note 1--Summary of Significant Accounting Policies. Dividend income, on these shares, in the amount of $10,093 is included in the accompanying financial statements.

Note 10--Commitments and Contingencies

   Reinsurance: United Investors reinsures that portion of insurance risk which is in excess of its retention limit. The maximum net retention limit for ordinary life insurance is $500 per life. Life insurance ceded represented 2% of total life insurance in force at December 31, 1998 and 3% of premium income for 1998. United Investors would be liable for the reinsured risks ceded to other companies to the extent that such reinsuring companies are unable to meet their obligation. Except as disclosed in Note 9, United Investors does not assume insurance risks of other companies.

   Restrictions on the transfer of funds: Regulatory restrictions exist on the transfer of funds from insurance companies. These restrictions generally limit the payment of dividends to the statutory net gain from operations of the prior year in the absence of special approval. Additionally, insurance companies are not permitted to distribute the excess of shareholder's equity as determined on a GAAP basis over that determined on a statutory basis. Restricted net assets at December 31, 1998 in compliance with all regulations were $392,823.

   Litigation: United Investors is engaged in routine litigation arising from the normal course of business. In management's opinion, this litigation will not materially affect United Investors' financial position or results of operations.

   Concentration of credit risk: United Investors maintains a highly diversified investment portfolio with limited concentration in any given region, industry, or economic characteristic. The investment consists of investment grade corporate bonds (55.7%), securities of the U.S. government or U.S. government-backed securities (18.2%), non investment grade securities (12.3%), municipal governments (4.4%), non government guaranteed mortgage backed securities (3.3%), and policy loans (2.6%) which are secured by the underlying policy value. The balance of the portfolio is invested in short-term investments (3.5%).

   Investments in municipal governments and corporations are made throughout the U.S. with no concentration in any given state. Corporate debt investments are made in a wide range of industries. At December 31, 1998, 1% or more of the portfolio was invested in the following industries: financial services (19.8%); chemicals and allied products (6.2%); manufacturing (5.8%); consumer goods (5.5%); public utilities (4.9%); media and communications (4.6%); transportation (4.2%); services (4.1%); retailing (3.9%); machinery and equipment (3.3%); petroleum (2.7%); asset-backed securities (1.2%); paper and allied products (1.1%). At the end of 1998, 12.3% of the carrying value of fixed securities was rated below investment grade. Par value of these investments was $84.249, amortized cost was $83.731, and market value was $84.588. While these investments could be subject to additional credit risk, such risk should generally be reflected in market value.

   Collateral requirements: United Investors requires collateral for investments in instruments where collateral is available and typically required because of the nature of the investment. Since the majority of United Investor's investments are in government, government-secured, or corporate securities, the requirement for collateral is rare.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)
Note 11--Supplemental Disclosures for Cash Flow Statement

   The following table summarizes United Investors' noncash transactions, which are not reflected on the statement of cash flow as required by GAAP:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        1998     1997    1996
                                                      -------- -------- -------
       Due from affiliates........................... $229,194 $189,016 $     0
       Value of business purchased...................        0   11,305       0
       Future policy benefits........................  241,357  200,321       0
       Impact from reorganization of
        Waddell & Reed ..............................  203,871        0       0


   The following table summarizes certain amounts paid during the period:

                                                       Year Ended December 31,
                                                      -------------------------
                                                        1998     1997    1996
                                                      -------- -------- -------
       Taxes paid....................................  $26,054   $8,631 $22,111

Note 12--Business Segments

   United Investors' segments are based on the insurance product lines it markets and administers, life insurance and annuities. These major product lines are set out as segments because of the common characteristics of products within these categories, comparability of margins, and the similarity in regulatory environment and management techniques. There is also an investment segment which manages the investment portfolio, debt, and cash flow for the insurance segments and the corporate function.

   Life insurance products include traditional and interest-sensitive whole life insurance as well as term life insurance. Annuities include both fixed-benefit and variable contracts. Variable contracts allow policyholders to choose from a variety of mutual funds in which to direct their deposits.

   United Investors markets its insurance products through a number of distribution channels, each of which sells the products of one or more of United Investors's insurance segments. The tables below present segment premium revenue by each of United Investors's marketing groups.

                                                For the Year 1998
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 8,004  11.5%  $            $ 8,004  11.4%
Waddell & Reed......................  61,511  88.4%                61,511  87.9%
United American ....................                  415  100.0%     415   0.6%
Globe Direct Response...............      57   0.1%                    57   0.1%
                                     ------- -----   ----  -----  ------- -----
                                     $69,572 100.0%  $415  100.0% $69,987 100.0%
                                     ======= =====   ====  =====  ======= =====

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                                For the Year 1997
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 7,264  10.6%  $            $ 7,264  10.6%
Waddell & Reed......................  61,149  89.4%                61,149  89.0%
United American ....................                  310  100.0%     310   0.4%
                                     ------- -----   ----  -----  ------- -----
                                     $68,413 100.0%  $310  100.0% $68,723 100.0%
                                     ======= =====   ====  =====  ======= =====

                                                For the Year 1996
                                     ------------------------------------------
                                         Life         Annuity         Total
                                     -------------  ------------  -------------
                                             % of          % of           % of
Distribution Channel                 Amount  Total  Amount Total  Amount  Total
--------------------                 ------- -----  ------ -----  ------- -----
Independent Producers............... $ 6,795  10.4%  $            $ 6,795  10.4%
Waddell & Reed......................  58,319  89.6%                58,319  89.6%
                                     ------- -----   ----  -----  ------- -----
                                     $65,114 100.0%  $       0.0% $65,114 100.0%
                                     ======= =====   ====  =====  ======= =====

   Because of the nature of the insurance industry, United Investors has no individual or group which would be considered a major customer. Substantially all of United Investors's business is conducted in the United States, primarily in the Southeastern and Southwestern regions.

   The measure of profitability for insurance segments is underwriting income before other income and administrative expenses, in accordance with the manner the segments are managed. It essentially represents gross profit margin on insurance products before insurance administrative expenses and consists of premium, less net policy obligations, acquisition expenses, and commissions. It differs from GAAP pretax operating income before other income and administrative expense for two primary reasons. First, there is a reduction to policy obligations for interest credited by contract to policyholders because this interest is earned and credited by the investment segment. Second, interest is also added to acquisition expense which represents the implied interest cost of deferred acquisition costs, which is funded by and is attributed to the investment segment.

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

   The measure of profitability for the investment segment is excess investment income, which represents the income earned on the investment portfolio in excess of net policy requirements. The investment segment is measured on a tax-equivalent basis, equating the return on tax-exempt investments to the pretax return on taxable investments. Other than the above-mentioned interest allocations, there are no other intersegment revenues or expenses. All other unallocated revenues and expenses on a pretax basis, including insurance administrative expense, are included in the "Other" segment category. The table below sets forth a reconciliation of United Investors's revenues and operations by segment to its major income statement line items.


                                            For the Year 1998
                         -----------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- -------
Revenues
 Premium................ $ 69,572  $    415   $         $            $       $69,987
 Policy Charges and
  fees..................   12,048    33,065                                   45,113
 Net Investment income..                        61,373                        61,373
 Other income...........             13,665                                   13,665
                         --------  --------   --------  -------      ---     -------
  Total Revenues........   81,620    47,145     61,373                       190,138

Benefits and Expenses
 Policy Benefits........   51,430    25,892                                   77,322
 Required reserve
  interest..............  (18,832)  (18,162)    36,994                             0
 Amortization of
  acquisition costs.....   16,306    11,568                                   27,874
 Commissions and premium
  taxes.................    5,182       398                                    5,580
 Required interest on
  acquisition costs.....    7,958     4,814    (12,772)                            0
                         --------  --------   --------  -------      ---     -------
  Total Expenses........   62,044    24,510     24,222                       110,776
                         --------  --------   --------  -------      ---     -------

 Underwriting income
  before other income
  and administrative
  expense...............   19,576    22,635     37,151                        79,362
 Administrative
  Expense...............                                  5,633                5,633
 Goodwill amortization..                                    946                  946
 Deferred acquisition
  cost adjustment.......
                         --------  --------   --------  -------      ---     -------
 Pretax operating
  income................ $ 19,576  $ 22,635   $ 37,151  $(6,579)     $ 0      72,783
                         ========  ========   ========  =======      ===
 Realized investment gains/losses and deferred acquisition cost
  adjustment.............................................................      9,401
                                                                             -------
  Pretax income..........................................................    $82,184
                                                                             =======

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                            For the Year 1997
                         ----------------------------------------------------------
                          Life    Annuity  Investment  Other   Adjustments  Total
                         -------  -------  ---------- -------  ----------- --------
Revenues
 Premium................ $68,413  $   310   $         $           $        $ 68,723
 Policy Charges and
  fees..................   9,573   27,009                                    36,582
 Net Investment income..                     51,514                          51,514
 Other income...........           11,876                                    11,876
                         -------  -------   -------   -------     -----    --------
  Total Revenues........  77,986   39,195    51,514                         168,695

Benefits and Expenses
 Policy Benefits........  47,930   25,189                                    73,119
 Required reserve
  interest.............. (18,067) (19,735)   37,802                               0
 Amortization of
  acquisition costs.....  14,671   10,227                                    24,898
 Commissions and premium
  taxes.................   5,647      604                                     6,251
 Required interest on
  acquisition costs.....   8,044    4,287   (12,331)                              0
                         -------  -------   -------   -------     -----    --------
  Total Expenses........  58,225   20,572    25,471                         104,268
                         -------  -------   -------   -------     -----    --------

 Underwriting income
  before other income
  and administrative
  expense...............  19,761   18,623    26,043                          64,427
 Administrative
  Expense...............                                5,186                 5,186
 Goodwill amortization..                                  284                   284
 Deferred acquisition
  cost adjustment.......                                            168         168
                         -------  -------   -------   -------     -----    --------
 Pretax operating
  income................ $19,761  $18,623   $26,043   $(5,470)    $(168)     58,789
                         =======  =======   =======   =======     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment...........................................................      (5,197)
                                                                           --------
  Pretax income........................................................    $ 53,592
                                                                           ========

                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                             For the Year 1996
                         ------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments  Total
                         --------  --------  ---------- -------  ----------- --------
Revenues
 Premium................ $ 65,114  $          $         $           $        $ 65,114
 Policy Charges and
  fees..................    8,722    20,681                                    29,403
 Net Investment income..                        51,128                         51,128
 Other income...........                                                            0
                         --------  --------   --------  -------     -----    --------
  Total Revenues........   73,836    20,681     51,128                        145,645

Benefits and Expenses
 Policy Benefits........   47,355    15,807                                    63,162
 Required reserve inter-
  est...................  (17,021)  (20,599)    37,620                              0
 Amortization of acqui-
  sition costs..........   12,817     7,033                                    19,850
 Commissions and premium
  taxes.................    4,995       253                                     5,248
 Required interest on
  acquisition costs.....    8,045     3,712    (11,757)                             0
                         --------  --------   --------  -------     -----    --------
  Total Expenses........   56,191     6,206     25,863                         88,260
                         --------  --------   --------  -------     -----    --------

 Underwriting income be-
  fore other income and
  administrative ex-
  pense.................   17,645    14,475     25,265                         57,385
 Administrative Ex-
  pense.................                                  3,682                 3,682
 Goodwill amortization..                                    284                   284
 Deferred acquisition
  cost adjustment.......                                              437         437
                         --------  --------   --------  -------     -----    --------
 Pretax operating in-
  come.................. $ 17,645  $ 14,475   $ 25,265  $(3,966)    $(437)     52,982
                         ========  ========   ========  =======     =====
 Realized investment gains/losses and deferred acquisition cost
  adjustment.............................................................       1,362
                                                                             --------
  Pretax income..........................................................    $ 54,344
                                                                             ========


   Assets for each segment are reported based on a specific identification basis. The insurance segments' assets contain deferred acquisition costs, value of insurance purchased, and separate account assets. The investment segment includes the investment portfolio, cash, and accrued investment income. Goodwill is assigned to corporate operations. All other assets, representing less than 2% of total assets, are included in the other category. The table below reconciles segment assets to total assets as reported in the financial statements.

                                              At December 31, 1998
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $873,478  $            $       $  873,478
Accrued investment
 income.................                        11,747                           11,747
Deferred acquisition
 costs..................  113,057    100,576                                    213,633
Goodwill................                                  29,465                 29,465
Separate account
 assets.................           2,425,262                                  2,425,262
Other Assets............                                 283,453                283,453
                         -------- ----------  --------  --------     ---     ----------
Total Assets............ $113,057 $2,525,838  $885,225  $312,918     $ 0     $3,837,038
                         ======== ==========  ========  ========     ===     ==========


                    UNITED INVESTORS LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS--(Continued)
                         (Dollar amounts in thousands)

Note 12--Business Segments (continued)

                                              At December 31, 1997
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $692,659  $           $         $ 692,659
Accrued investment
 income.................                        11,270                           11,270
Deferred acquisition
 costs..................  117,410     93,241                                    210,651
Goodwill................                                   6,771                  6,771
Separate account
 assets.................           1,876,439                                  1,876,439
Other Assets............                                 229,351                229,351
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $117,410 $1,969,680  $703,929  $236,122    $   0    $3,027,141
                         ======== ==========  ========  ========    =====    ==========


                                              At December 31, 1996
                         --------------------------------------------------------------
                           Life    Annuity   Investment  Other   Adjustments   Total
                         -------- ---------- ---------- -------- ----------- ----------
Cash and invested
 assets................. $        $           $664,861  $           $        $  664,861
Accrued investment
 income.................                        10,781                           10,781
Deferred acquisition
 costs..................  120,083     66,063                                    186,146
Goodwill................                                   7,055                  7,055
Separate account
 assets.................           1,420,025                                  1,420,025
Other Assets............                                  39,748                 39,748
                         -------- ----------  --------  --------    -----    ----------
Total Assets............ $120,083 $1,486,088  $675,642  $ 46,803    $   0    $2,328,616
                         ======== ==========  ========  ========    =====    ==========

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors of
United Investors Life Insurance Company
And the Contract Owners of the
United Investors Annuity Variable Account
Birmingham, Alabama

   We have audited the accompanying balance sheet of United Investors Annuity Variable Account as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years in the two-year period ended December 31, 1998. These financial statements are the responsibility of the United Investors Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of United Investors Annuity Variable Account at December 31, 1998 and the results of its operations and changes in its net assets for each of the years in the two-year period ended December 31, 1998 in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

Birmingham, Alabama
April 9, 1999

                UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                                 BALANCE SHEET
                             At December 31, 1998

                          Money                     High                                                Small
                         Market        Bond        Income       Growth       Income    International     Cap       Balanced
                       ----------- ------------ ------------ ------------ ------------ ------------- ------------ -----------
Assets:
Investments in Mutual
Funds (Note B)..       $52,559,707 $110,336,638 $122,470,438 $795,243,342 $788,796,382 $161,638,667  $173,477,046 $89,366,589
                       ----------- ------------ ------------ ------------ ------------ ------------  ------------ -----------
Total assets....        52,559,707  110,336,638  122,470,438  795,243,342  788,796,382  161,638,667   173,477,046  89,366,589
                       ----------- ------------ ------------ ------------ ------------ ------------  ------------ -----------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........            18,460       37,527       41,839      267,255      265,553       54,503        57,090      30,146
                       ----------- ------------ ------------ ------------ ------------ ------------  ------------ -----------
Total
liabilities.....            18,460       37,527       41,839      267,255      265,553       54,503        57,090      30,146
                       ----------- ------------ ------------ ------------ ------------ ------------  ------------ -----------
Net assets (Note
C)..............       $52,541,247 $110,299,111 $122,428,599 $794,976,087 $788,530,829 $161,584,164  $173,419,956 $89,336,443
                       =========== ============ ============ ============ ============ ============  ============ ===========
Equity:
Equity of
Sponsor
(Note E)........       $         0 $          0 $          0 $          0 $          0 $          0  $          0 $         0
Equity of
contract
owners..........        52,541,247  110,299,111  122,428,599  794,976,087  788,530,829  161,584,164   173,419,956  89,336,443
                       ----------- ------------ ------------ ------------ ------------ ------------  ------------ -----------
Total equity....       $52,541,247 $110,299,111 $122,428,599 $794,976,087 $788,530,829 $161,584,164  $173,419,956 $89,336,443
                       =========== ============ ============ ============ ============ ============  ============ ===========
Accumulation
units
outstanding.....        31,698,628   47,362,351   48,355,147  143,565,102  246,348,082   87,048,577    71,391,390  52,558,410
                       =========== ============ ============ ============ ============ ============  ============ ===========
Net asset value
per unit........       $  1.657524 $   2.328835 $   2.531863 $   5.537391 $   3.200881 $   1.856253  $   2.429144 $  1.699755
                       =========== ============ ============ ============ ============ ============  ============ ===========
                         Limited
                          Term        Asset    Science and
                          Bond      Strategy   Technology      Total
                       ----------- ----------- ----------- --------------
Assets:
Investments in Mutual
Funds (Note B)..       $ 4,417,370 $13,352,828 $32,640,246 $2,344,299,253
                       ----------- ----------- ----------- --------------
Total assets....         4,417,370  13,352,828  32,640,246  2,344,299,253
                       ----------- ----------- ----------- --------------
Liabilities:
Mortality and
expense risk
charge payable
to Sponsor
(Note D)........             1,501       4,408      10,518        788,800
                       ----------- ----------- ----------- --------------
Total
liabilities.....             1,501       4,408      10,518        788,800
                       ----------- ----------- ----------- --------------
Net assets (Note
C)..............       $ 4,415,869 $13,348,420 $32,629,728 $2,343,510,453
                       =========== =========== =========== ==============
Equity:
Equity of
Sponsor
(Note E)........       $         0 $         0 $         0 $            0
Equity of
contract
owners..........         4,415,869  13,348,420  32,629,728  2,343,510,453
                       ----------- ----------- ----------- --------------
Total equity....       $ 4,415,869 $13,348,420 $32,629,728 $2,343,510,453
                       =========== =========== =========== ==============
Accumulation
units
outstanding.....         3,396,477  10,190,875  19,514,662    761,429,701
                       =========== =========== =========== ==============
Net asset value
per unit........       $  1.300132 $  1.309840 $  1.672062
                       =========== =========== ===========

                      See Notes to Financial Statements.

                UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1998

                            Money                       High                                                    Small
                           Market         Bond         Income        Growth        Income     International      Cap
                         -----------  ------------  ------------  ------------  ------------  -------------  ------------
Dividend income
(Note B, D).......       $ 2,170,430  $  6,081,528  $ 10,607,524  $ 27,728,216  $117,171,287  $ 13,800,756   $ 25,054,673
Expenses paid to
sponsor (Note D):
 Mortality and expense
 risk charge......           395,167       906,323     1,077,779     6,105,720     6,304,449     1,266,484      1,429,653
Contract
maintenance
charges:
 Sales expense....           162,790       484,381       560,325     2,989,702     3,347,607       745,505        837,515
 Administrative
 expense..........            19,530        78,116        95,224       602,496       593,417       124,682        146,776
                         -----------  ------------  ------------  ------------  ------------  ------------   ------------
  Total expenses..           577,487     1,468,820     1,733,328     9,697,918    10,245,473     2,136,671      2,413,944
Net investment income..    1,592,943     4,612,708     8,874,196    18,030,298   106,925,814    11,664,085     22,640,729
Realized
investment gains
(losses)
distributed to
accounts..........                 0       672,051       983,805    13,361,191    28,101,833     3,510,229      1,698,985
Unrealized
investment
gains (losses)....                 0       439,756    (9,326,396)  128,216,934   (11,713,445)   20,641,442    (10,808,622)
                         -----------  ------------  ------------  ------------  ------------  ------------   ------------
Net gain (loss) on
investments.......                 0     1,111,807    (8,342,591)  141,578,125    16,388,388    24,151,671     (9,109,637)
                         -----------  ------------  ------------  ------------  ------------  ------------   ------------
Net increase
(decrease) in net
assets from
operations........         1,592,943     5,724,515       531,605   159,608,423   123,314,202    35,815,756     13,531,092
Premium deposits
and net
transfers*........        16,944,145    17,250,256    18,030,747    63,301,340    92,850,508    22,739,897     24,106,986
Equity of sponsor
withdrawn (Note
E)................                 0      (562,447)   (1,303,948)   (2,477,187)   (3,037,136)     (121,367)      (159,114)
Transfer to
sponsor for
benefits and
terminations......        (8,105,754)   (7,916,063)   (9,570,682)  (41,166,257)  (43,973,726)   (7,036,752)    (7,383,449)
                         -----------  ------------  ------------  ------------  ------------  ------------   ------------
Total increase
(decrease)........        10,431,334    14,496,261     7,687,722   179,266,319   169,153,848    51,397,534     30,095,515
Net assets at
beginning of
period............        42,109,913    95,802,850   114,740,877   615,709,768   619,376,981   110,186,630    143,324,441
                         -----------  ------------  ------------  ------------  ------------  ------------   ------------
Net assets at end
of period (Note
C)................       $52,541,247  $110,299,111  $122,428,599  $794,976,087  $788,530,829  $161,584,164   $173,419,956
                         ===========  ============  ============  ============  ============  ============   ============
                                       Limited
                                         Term        Asset     Science and
                          Balanced       Bond      Strategy    Technology       Total
                         ------------ ----------- ------------ ------------ ---------------
Dividend income
(Note B, D).......       $ 2,999,542  $  243,115  $   762,106  $   600,537  $  207,219,714
Expenses paid to
sponsor (Note D):
 Mortality and expense
 risk charge......           691,426      34,489       97,217      154,545      18,463,252
Contract
maintenance
charges:
 Sales expense....           428,387      19,922       60,517       84,700       9,721,351
 Administrative
 expense..........            59,753       2,346        8,603       12,682       1,743,625
                         ------------ ----------- ------------ ------------ ---------------
  Total expenses..         1,179,566      56,757      166,337      251,927      29,928,228
Net investment income..    1,819,976     186,358      595,769      348,610     177,291,486
Realized
investment gains
(losses)
distributed to
accounts..........           806,023      33,108       74,154      236,689      49,478,068
Unrealized
investment
gains (losses)....         2,526,908     (32,758)     137,207    7,250,055     127,331,081
                         ------------ ----------- ------------ ------------ ---------------
Net gain (loss) on
investments.......         3,332,931         350      211,361    7,486,744     176,809,149
                         ------------ ----------- ------------ ------------ ---------------
Net increase
(decrease) in net
assets from
operations........         5,152,907     186,708      807,130    7,835,354     354,100,635
Premium deposits
and net
transfers*........        21,827,290   1,545,335    3,745,107   16,304,506     298,646,117
Equity of sponsor
withdrawn (Note
E)................          (105,150)   (630,003)     (13,073)    (687,297)     (9,096,722)
Transfer to
sponsor for
benefits and
terminations......        (3,339,938)   (238,755)    (454,178)    (308,122)   (129,493,676)
                         ------------ ----------- ------------ ------------ ---------------
Total increase
(decrease)........        23,535,109     863,285    4,084,986   23,144,441     514,156,354
Net assets at
beginning of
period............        65,801,334   3,552,584    9,263,434    9,485,287   1,829,354,099
                         ------------ ----------- ------------ ------------ ---------------
Net assets at end
of period (Note
C)................       $89,336,443  $4,415,869  $13,348,420  $32,629,728  $2,343,510,453
                         ============ =========== ============ ============ ===============

-----
*Includes transfer activity from (to) other portfolios.
                      See Notes to Financial Statements.

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
               STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
                     For the Year Ended December 31, 1997

                      Money                      High                                                    Small
                     Market        Bond         Income        Growth        Income     International      Cap        Balanced
                   -----------  -----------  ------------  ------------  ------------  -------------  ------------  -----------
Dividend income
(Note B, D)......  $ 1,886,614  $ 5,708,192  $ 10,489,055  $ 51,204,373  $ 40,069,729  $  9,707,992   $ 30,039,596  $ 5,139,580
Expenses paid to
Sponsor (Note D):
 Mortality and
 expense risk
 charge..........      336,002      805,234       918,316     5,147,095     4,955,851       865,988      1,044,070      473,631
 Contract
 maintenance
 charges:
 Sales expense...      138,232      465,629       488,076     2,688,555     2,781,398       527,293        660,187      298,569
 Administrative
  expense........       17,645       80,644        90,547       567,407       511,955        93,109        121,574       42,440
                   -----------  -----------  ------------  ------------  ------------  ------------   ------------  -----------
Total............      491,899    1,351,507     1,496,939     8,403,057     8,249,204     1,486,390      1,825,831      814,640
Net investment
 income..........    1,394,715    4,356,685     8,992,116    42,801,316    31,820,525     8,221,602     28,213,765    4,324,940
Realized
investment gains
distributed to
accounts.........            0      202,021       935,254     8,039,331    16,327,757     1,529,463      1,961,165      604,986
Unrealized
investment gains
(losses).........            0    2,506,728     2,048,376    47,741,139    65,419,359     2,966,361        710,012    3,143,504
                   -----------  -----------  ------------  ------------  ------------  ------------   ------------  -----------
Net gain on
investments......            0    2,708,749     2,983,630    55,780,470    81,747,116     4,495,824      2,671,177    3,748,490
                   -----------  -----------  ------------  ------------  ------------  ------------   ------------  -----------
Net increase in
net assets from
operations.......    1,394,715    7,065,434    11,975,746    98,581,786   113,567,641    12,717,426     30,884,942    8,073,430
Premium deposits
and net
transfers*.......   13,026,483    6,671,443    16,030,703    53,678,827    81,055,696    25,015,704     22,929,684   18,721,153
Investment by
sponsor (Note
E)...............            0     (500,000)            0             0             0             0              0            0
Transfer to
Sponsor for
benefits and
terminations.....   (7,873,082)  (5,756,198)   (6,315,467)  (29,769,554)  (24,709,595)   (4,199,101)    (4,604,334)  (2,011,335)
                   -----------  -----------  ------------  ------------  ------------  ------------   ------------  -----------
Total increase ..    6,548,116    7,480,679    21,690,982   122,491,059   169,913,742    33,534,029     49,210,292   24,783,248
Net assets at
beginning of
period...........   35,561,797   88,322,171    93,049,895   493,218,709   449,463,239    76,652,601     94,114,149   41,018,086
                   -----------  -----------  ------------  ------------  ------------  ------------   ------------  -----------
Net assets at end
of period (Note
C)...............  $42,109,913  $95,802,850  $114,740,877  $615,709,768  $619,376,981  $110,186,630   $143,324,441  $65,801,334
                   ===========  ===========  ============  ============  ============  ============   ============  ===========
                    Limited                 Science
                      Term       Asset        and
                      Bond      Strategy   Technology      Total
                   ----------- ----------- ----------- ---------------
Dividend income
(Note B, D)......  $  211,939  $1,039,074  $   63,630  $  155,559,774
Expenses paid to
Sponsor (Note D):
 Mortality and
 expense risk
 charge..........      29,971      76,508      31,655      14,684,351
 Contract
 maintenance
 charges:
 Sales expense...      17,554      55,539      11,799       8,132,831
 Administrative
  expense........       1,978       8,084       1,441       1,536,824
                   ----------- ----------- ----------- ---------------
Total............      49,503     140,131      44,905      24,354,006
Net investment
 income..........     162,436     898,943      18,725     131,205,768
Realized
investment gains
distributed to
accounts.........      17,061      49,351      14,375      26,680,764
Unrealized
investment gains
(losses).........      (2,633)     22,267     145,238     124,700,351
                   ----------- ----------- ----------- ---------------
Net gain on
investments......      14,428      71,618     159,613     154,381,115
                   ----------- ----------- ----------- ---------------
Net increase in
net assets from
operations.......     176,864     970,561     178,338     285,586,883
Premium deposits
and net
transfers*.......     404,235     608,002   8,827,654     246,969,584
Investment by
sponsor (Note
E)...............           0           0     500,000               0
Transfer to
Sponsor for
benefits and
terminations.....     (85,021)   (311,197)    (20,705)    (85,655,589)
                   ----------- ----------- ----------- ---------------
Total increase ..     496,078   1,267,366   9,485,287     446,900,878
Net assets at
beginning of
period...........   3,056,506   7,996,068           0   1,382,453,221
                   ----------- ----------- ----------- ---------------
Net assets at end
of period (Note
C)...............  $3,552,584  $9,263,434  $9,485,287  $1,829,354,099
                   =========== =========== =========== ===============

-----
*Includes transfer activity from (to) other portfolios.
                      See Notes to Financial Statements.

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS

Note A--Summary of Significant Accounting Policies

   Organization--The United Investors Annuity Variable Account ("the Annuity Variable Account") was established on December 8, 1981 and modified on January 5, 1987 as a segregated account of United Investors Life Insurance Company ("the Sponsor") and has been registered as a unit investment trust under the Investment Company Act of 1940. The Annuity Variable Account invests in shares of Target/United Funds, Inc. ("the Fund"), a mutual fund with eleven separate investment portfolios including a money market portfolio, a bond portfolio, a high income portfolio, a growth portfolio, an income portfolio, an international portfolio, a small cap portfolio, a balanced portfolio, a limited term bond portfolio, an asset strategy portfolio and a science and technology portfolio(established during 1997). The assets of each portfolio of the Fund are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the investment performance of one portfolio has no effect on any other portfolio.

   Basis of Presentation--The financial statements of the Annuity Variable Account have been prepared on an accrual basis in accordance with generally accepted accounting principles.

   Federal Taxes--Currently no charge is made to the Annuity Variable Account for federal income taxes because no federal income tax is imposed on the Sponsor for the Annuity Variable Account investment income under current tax law.

Note B--Investments

   Stocks and convertible bonds of the Fund are valued at the latest sale price on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a matrix pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using NASDAQ (National Association of Securities Dealers Automated Quotations) which provides information on bid and asked prices quoted by major dealers in such stock. Short-term debt securities are valued at amortized cost, which approximates market.

   Security transactions are accounted for by the Fund on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Investments in shares of the separate investment portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios (see Note C--Net Assets). Dividends received from the portfolios are reinvested daily in additional shares of the portfolios and are recorded as dividend income on the record date.

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

   The following is a summary of reinvested dividends by portfolio:

                                                            1998
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................     2,170,430       $ 2,170,430
Bond.........................................     1,116,881         6,081,528
High Income..................................     2,402,991        10,607,524
Growth.......................................     2,981,881        27,728,216
Income.......................................     9,499,014       117,171,287
International................................     1,765,344        13,800,756
Small Cap....................................     3,170,715        25,054,673
Balanced.....................................       421,989         2,999,542
Limited Term Bond............................        46,492           243,115
Asset Strategy...............................       141,477           762,106
Science and Technology.......................        72,572           600,537

                                                            1997
                                                            ----
            Investment Portfolio              Shares Reinvested Dividend Income
            --------------------              ----------------- ---------------
Money Market.................................     1,886,614       $ 1,886,614
Bond.........................................     1,063,255         5,708,192
High Income..................................     2,212,787        10,489,055
Growth.......................................     6,765,995        51,204,373
Income.......................................     3,349,892        40,069,729
International................................     1,520,628         9,707,992
Small Cap....................................     3,605,501        30,039,596
Balanced.....................................       759,327         5,139,580
Limited Term Bond............................        40,850           211,939
Asset Strategy...............................       199,941         1,039,074
Science and Technology.......................        11,023            63,630

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note C--Net Assets

    The following table illustrates by component parts the net asset value for each portfolio.

                      Money                       High                                                    Small
1998                 Market         Bond         Income        Growth        Income     International      Cap        Balanced
----               -----------  ------------  ------------  ------------  ------------  -------------  ------------  -----------
Cost to:
 Contract
  Owners.........  $78,618,475  $108,068,068  $112,042,561  $460,244,446  $510,120,669  $118,147,945   $131,568,669  $76,935,125
 Sponsor.........            0       500,000       500,000       500,000     1,000,000        65,000         65,000       62,717
Adjustment for
 market
 appreciation....   11,996,423    42,215,272    52,768,848   496,374,696   415,687,653    62,657,086     62,823,569   21,741,285
Deductions:
 Mortality and
  expense risk
  charge.........   (2,230,769)   (5,079,737)   (5,260,000)  (23,485,082)  (20,122,333)   (3,092,666)    (3,514,792)  (1,603,540)
 Contract
  maintenance
  charges:
 Sales expense...     (922,505)   (3,003,205)   (2,944,462)  (12,567,828)  (11,540,016)   (1,867,562)    (2,110,015)    (990,543)
 Administrative
  expense........     (149,980)     (585,685)     (620,112)   (2,886,002)   (2,246,985)     (334,883)      (382,642)    (141,925)
 Benefits &
  terminations...  (34,770,397)  (31,253,155)  (32,754,288) (120,726,956) (101,331,023)  (13,869,389)   (14,870,719)  (6,561,526)
 Equity of
  sponsor
  withdrawn (Note
  E).............            0      (562,447)   (1,303,948)   (2,477,187)   (3,037,136)     (121,367)      (159,114)    (105,150)
                   -----------  ------------  ------------  ------------  ------------  ------------   ------------  -----------
Net assets.......  $52,541,247   110,299,111  $122,428,599  $794,976,087  $788,530,829  $161,584,164   $173,419,956  $89,336,443
                   ===========  ============  ============  ============  ============  ============   ============  ===========
1997
----
Cost to:
 Contract
  Owners.........  $61,674,330  $ 91,317,812  $ 94,011,814  $396,943,106  $417,270,161  $ 95,408,048   $107,461,683  $55,107,835
 Sponsor.........            0             0       500,000       500,000     1,000,000        65,000         65,000       62,717
Adjustment for
market
appreciation and
reinvested
dividends........    9,825,993    35,021,937    50,503,915   327,068,355   282,127,978    24,704,659     46,878,533   15,408,812
Deductions:
 Mortality and
  expense risk
  charge.........   (1,835,602)   (4,173,414)   (4,182,221)  (17,379,362)  (13,817,884)   (1,826,182)    (2,085,139)    (912,114)
 Contract
  maintenance
  charges:
 Sales expense...     (759,715)   (2,518,824)   (2,384,137)   (9,578,126)   (8,192,409)   (1,122,057)    (1,272,500)    (562,156)
 Administrative
  expense........     (130,450)     (507,569)     (524,888)   (2,283,506)   (1,653,568)     (210,201)      (235,866)     (82,172)
 Benefits &
  terminations...  (26,664,643)  (23,337,092)  (23,183,606)  (79,560,699)  (57,357,297)   (6,832,637)    (7,487,270)  (3,221,588)
                   -----------  ------------  ------------  ------------  ------------  ------------   ------------  -----------
Net assets.......  $42,109,913  $ 95,802,850  $114,740,877  $615,709,768  $619,376,981  $110,186,630   $143,324,441  $65,801,334
                   ===========  ============  ============  ============  ============  ============   ============  ===========
                    Limited
                      Term        Asset     Science and
1998                  Bond      Strategy    Technology
----               ----------- ------------ ------------
Cost to:
 Contract
  Owners.........  $4,438,810  $12,293,783  $25,132,160
 Sponsor.........     500,000       10,000      500,000
Adjustment for
 market
 appreciation....     795,375    2,525,717    8,310,524
Deductions:
 Mortality and
  expense risk
  charge.........    (108,553)    (248,659)    (186,210)
 Contract
  maintenance
  charges:
 Sales expense...     (57,797)    (155,096)     (96,499)
 Administrative
  expense........      (6,754)     (22,894)     (14,123)
 Benefits &
  terminations...    (515,209)  (1,041,358)    (328,827)
 Equity of
  sponsor
  withdrawn (Note
  E).............    (630,003)     (13,073)    (687,297)
                   ----------- ------------ ------------
Net assets.......  $4,415,869  $13,348,420  $32,629,728
                   =========== ============ ============
1997
----
Cost to:
 Contract
  Owners.........  $2,893,475  $ 8,548,676  $ 8,827,654
 Sponsor.........     500,000       10,000      500,000
Adjustment for
market
appreciation and
reinvested
dividends........     551,910    1,552,250      223,243
Deductions:
 Mortality and
  expense risk
  charge.........     (74,064)    (151,442)     (31,665)
 Contract
  maintenance
  charges:
 Sales expense...     (37,875)     (94,579)     (11,799)
 Administrative
  expense........      (4,408)     (14,291)      (1,441)
 Benefits &
  terminations...    (276,454)    (587,180)     (20,705)
                   ----------- ------------ ------------
Net assets.......  $3,552,584  $ 9,263,434  $ 9,485,287
                   =========== ============ ============

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note D--Charges and Deductions

Fund Management and Fees

   Waddell & Reed Investment Management Company ("the Manager"), is the manager of the Fund and provides investment advisory services to the Fund. Each portfolio will pay the manager a fee for managing its investments consisting of two elements: (i) a specific fee computed on each portfolio's net asset value at the close of business each day at the following annual rates: Money Market Portfolio-none; Bond Portfolio--.03% of net assets; High Income Portfolio--.15% of net assets; Growth Portfolio--.20% of net assets; Income Portfolio--.20% of net assets; International Portfolio--.30% of net assets; Small Cap Portfolio--
 .35% of net assets; Balanced Portfolio--.10% of net assets; Limited Term Bond Portfolio--.05% of net assets; Asset Strategy Portfolio--.30% of net assets; Science and Technology--.20% of net assets; and (ii) a pro rata participation based on the relative net asset size of each portfolio in a "Group" fee computed each day on the combined net asset values of all of the portfolios at the following annual rates: Group Net Asset Level from $0 to $750 million-- Annual Group Fee Rate .51%; From $750 to $1,500 million--.49%; from $1,500 to $2,250 million--.47%; over $2,250 million--.45%. Fees for these services are deducted from dividend income. The amount of these fees have been:

                                                             1998       1997
                                                          ---------- ----------
   Money Market.......................................... $  217,237 $  185,482
   Bond..................................................    528,090    471,851
   High Income...........................................    772,899    661,953
   Growth................................................  4,725,174  3,994,284
   Income................................................  4,877,906  3,847,284
   International.........................................  1,120,478    768,671
   Small Cap.............................................  1,344,605    985,291
   Balanced..............................................    457,586    315,007
   Limited Term Bond.....................................     20,844     18,187
   Asset Strategy........................................     86,172     67,893
   Science and Technology................................    118,874     25,902

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)


Mortality and Expense Risk Charges

   A daily charge is deducted at an effective annual rate of .90% of the average daily net assets of each investment portfolio to compensate the Sponsor for certain mortality and expense risks assumed. The mortality risk arises from the Sponsor's obligation to make annuity payments (determined in accordance with annuity tables) regardless of how long all annuitants may live. The Sponsor also assumes the risk that other expense charges may be insufficient to cover the actual expenses incurred in connection with policy obligations.

Premium Deposit Charges

   The Sponsor does not impose an immediate charge against premium deposits (except for premium taxes incurred).

Contract Maintenance Charges

   On each of the first ten policy anniversaries following the receipt of a premium deposit, there is an annual deduction of .85% of each premium deposit which compensates the Sponsor for certain sales and other distribution expenses incurred, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

   The Sponsor deducts a charge of $50 on each policy anniversary to compensate it for administrative expenses. This charge is "cost-based" and the Sponsor does not expect a profit from the charge.

Premium Taxes

   The Sponsor deducts a charge for premium taxes incurred in accordance with state and local law at the time the premium deposit is accepted, when the policy value is withdrawn or surrendered, or when annuity payments begin.

Withdrawal Charges

   For surrenders occurring during the first eight policy years following the receipt of a premium deposit, a withdrawal charge is made, measured as a percent of the total premium deposits as specified in the following table. The withdrawal charge percentage varies depending on the "age" of the premium deposits included in the withdrawal; in other words, the policy year in which the premium deposit was made. Partial withdrawals may also be subject to a charge measured as a percent of the premium deposits included in the withdrawal. A $20 transaction charge is applied if more than four withdrawals occur during a policy year.

            No. of Policy Years
               Since Receipt                                                8 or
            of Premium Deposit               0   1   2   3   4   5   6   7  More
------------------------------------------- --- --- --- --- --- --- --- --- ----
Withdrawal Charge %........................  8%  7%  6%  5%  4%  3%  2%  1%   0

   Withdrawal charges are included in transfers to sponsors for benefits and terminations.

Note E--Equity of Sponsor

   The equity of the Sponsor may be withdrawn at the discretion of the Sponsor without penalty.

                   UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note F--Selected Unit Data

    Selected data for a weighted average unit of the Annuity Variable Separate Account outstanding throughout each period follows.

                                                                                               Limited           Science
                          Money           High                                 Small            Term    Asset      and
1998                      Market  Bond   Income  Growth  Income  International  Cap   Balanced  Bond   Strategy Technology
----                      ------  -----  ------  ------  ------  ------------- -----  -------- ------- -------- ----------
Dividend income.........  $0.08   $0.14  $0.22   $0.20   $0.49       $0.17     $0.37   $0.06    $0.08   $0.09     $0.05
Expenses................   0.02    0.03   0.04    0.07    0.04        0.03      0.04    0.03     0.02    0.02      0.02
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----     -----
Investment income--net..   0.06    0.11   0.18    0.13    0.45        0.14      0.33    0.03     0.06    0.07      0.03
Net realized and
 unrealized investment
 gains (losses).........   0.00    0.02  (0.18)   1.00    0.07        0.29     (0.13)   0.07     0.00    0.02      0.59
Premium deposits and net
 transfers..............   0.62    0.38   0.38    0.45    0.39        0.28      0.36    0.47     0.51    0.44      1.28
Equity of sponsor
 withdrawn (Note E).....   0.00   (0.01) (0.03)  (0.02)  (0.01)       0.00      0.00    0.00    (0.21)   0.00     (0.05)
Transfer to Sponsor for
 benefits and
 terminations...........  (0.30)  (0.18) (0.20)  (0.29)  (0.19)      (0.09)    (0.11)  (0.07)   (0.08)  (0.05)    (0.02)
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----     -----
Increase in net asset
 value..................   0.38    0.32   0.15    1.27    0.71        0.62      0.45    0.50     0.28    0.48      1.83
Net asset value,
 beginning of the
 period.................   1.80    2.22   2.74    4.71    3.09        1.88      2.90    2.37     1.50    1.36      2.06
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----     -----
Net asset value, end of
 the period.............  $2.18   $2.54  $2.89   $5.98   $3.80       $2.50     $3.35   $2.87    $1.78   $1.84     $3.89
                          =====   =====  =====   =====   =====       =====     =====   =====    =====   =====     =====
1997
----
Dividend income.........  $0.08   $0.13  $0.24   $0.37   $0.18       $0.13     $0.50   $0.14    $0.08   $0.14     $0.01
Expenses................   0.02    0.03   0.03    0.06    0.04        0.02      0.03    0.02     0.02    0.02      0.01
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----     -----
Investment income--net..   0.06    0.10   0.21    0.31    0.14        0.11      0.47    0.12     0.06    0.12      0.00
Net realized and
 unrealized investment
 gains..................      0    0.06   0.07    0.41    0.37        0.06      0.04    0.10     0.01    0.01      0.04
Premium deposits and net
 transfers..............   0.55    0.15   0.37    0.39    0.37        0.35      0.38    0.52     0.14    0.08      2.02
Transfer to Sponsor for
 benefits and
 terminations...........  (0.33)  (0.13) (0.15)  (0.22)  (0.11)      (0.06)    (0.08)  (0.06)   (0.03)  (0.04)     0.00
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----     -----
Increase in net asset
 value..................   0.28    0.18   0.50    0.89    0.77        0.46      0.81    0.68     0.18    0.17      2.06
Net asset value,
 beginning of the
 period.................   1.52    2.04   2.24    3.82    2.32        1.42      2.09    1.69     1.32    1.19      0.00
                          -----   -----  -----   -----   -----       -----     -----   -----    -----   -----     -----
Net asset value, end of
 the period.............  $1.80   $2.22  $2.74   $4.71   $3.09       $1.88     $2.90   $2.37    $1.50   $1.36     $2.06
                          =====   =====  =====   =====   =====       =====     =====   =====    =====   =====     =====

PART C:  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements
     --------------------

     All required financial statements are included in Part B of this Registration Statement.

(b)  Exhibits
     --------

       (1) Resolution of the Board of Directors of United Investors Life Insurance Company ("United Investors") authorizing establishment of the United Investors Annuity Variable Account.\2\
       (2) Custody Agreements:  Not Applicable.
       (3) (a) Principal Underwriting Agreement.\4\
           (b) Broker-Dealer Sales Agreement.\5\
           (c) Commission Schedule.\3\
       (4) (a) Annuity Policy, Form VA92.\4\

           (b) Annuity Policy, Form VA87.\10\

           (c) Death Benefit Endorsement, Form DBEND.\6\
           (d) Variable Annuity Endorsement, Form ENDVA.\6\
           (e) Fixed Account Rider, Form FA95.\7\

           (f) Death Benefit and Withdrawals Endorsement, Form VE98.\10\

       (5) Application.\3\
       (6) (a) Certificate of Incorporation of United Investors.\8\
           (b) By-Laws of United Investors.\8\
       (7) Reinsurance Contracts:  Not Applicable.
       (8) (a) Participation Agreement for TMK/United Funds, Inc.\9\
           (b) Form of Administration Agreement:  Not Applicable

       (9) Opinion and Consent of John H. Livingston, Esquire.\1\
      (10) (a) Consent of Sutherland Asbill & Brennan LLP.\1\
           (b) Consent of KPMG Peat Marwick LLP.\1\

      (11) Financial statements omitted from Item 23:  Not Applicable.
      (12) Agreements/understandings for providing initial capital:
           Not Applicable.
      (13) Performance Data Calculations.\7\
---------------------------------
 \1\ Filed herewith.

 \2\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File
     No. 33-12000).

 \3\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).

 \4\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

 \5\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 28, 1993 as an Exhibit to Post-Effective Amendment No. 7 to Form N-4 Registration

    Statement, File No. 33-12000).

 \6\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).

 \7\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.

 \8\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on January 22, 1987 as an Exhibit to the Form S-6 Registration Statement, File No. 33-11465).

 \9\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 12 to Form S-6 Registration Statement, File No. 33-11465, filed on April 30, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

\10\ Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.

Item 25.  Directors and Officers of the Depositor
          ---------------------------------------

Name and Principal     Position and Offices
Business Address*      with Depositor
-----------------      --------------

C. B. Hudson**         Chairman of the Board of Directors and Chief
                       Executive Officer

Anthony L. McWhorter   Director and President

W. Thomas Aycock       Director, Vice President and Chief Actuary

Tony G. Brill**        Director and Executive Vice President - Administration

Mark S. McAndrew**     Senior Vice President - Marketing

Larry M. Hutchison**   Director

Michael J. Klyce       Vice President and Treasurer

John H. Livingston     Director, Secretary and Counsel

James L. Mayton, Jr.   Vice President and Controller

Carol A. McCoy         Director and Assistant Secretary

Ross W. Stagner        Director and Vice President

Terry W. Davis         Director and Vice President - Administration

-------------------------
* Unless otherwise noted, the principal business address of each person listed is United Investors Life Insurance Company, P.O. Box 10207, Birmingham, Alabama 35202-0207.
** Principal business address: Torchmark Corporation, 3700 South Stonebridge,
   McKinney, Texas 75070.

Item 26. Persons Controlled by or Under Common Control with the Depositor or
         -------------------------------------------------------------------
         Registrant
         ----------

    The Depositor, United Investors Life Insurance Company, Inc. ("United Investors"), is indirectly owned by Torchmark Corporation. The following table shows the persons controlled by or under common control with United Investors, their Parent Company, and the State or Jurisdiction of Incorporation. All companies are 100% owned by their Parent Company, unless otherwise indicated, which is indirectly owned by Torchmark Corporation. The Registrant is a segregated asset account of United Investors.

                                             Parent   State/Jurisdiction
Company                                     Co. Code   of Incorporation
------------------------------------------  --------  ------------------
American Income Life Insurance Co.             A           Indiana

American Life and Accident Insurance Co.       A           Texas

Brown-Service Funeral Homes Co., Inc.          B           Alabama
  (Services burial insurance policies)

First United American Life Insurance Co.       D           New York

Globe Insurance Agency, Inc.                   A           Arkansas

Globe Life And Accident Insurance Co.          C           Delaware

Globe Marketing Services Inc.                  A           Oklahoma

Liberty National Auto Club, Inc.               B           Alabama

Liberty National GroupCare, Inc.               B           Alabama

Liberty National Life Insurance Co.            C           Alabama

Maxwell's Energy Company, Inc.                 C           Alabama

Stonegate Management Company                   E           Alabama

Stonegate Realty Company                       E           Delaware

Torch Royalty Company                          B           Delaware

Torchmark Corporation (holding company)                    Delaware

Torchmark Development Corporation              C           Alabama

United American Insurance Co.                  C           Delaware

United Investors Life Insurance Co.            B*          Missouri

Waddell & Reed Asset Management Co.            C           Missouri
-------------------------
*   Parent company owns 81%; remaining 19% owned by Torchmark Corporation.

Parent Company Codes
-----------------------------------------
A   Globe Life And Accident Insurance Co.
B   Liberty National Life Insurance Co.
C   Torchmark Corporation
D   United American Insurance Co.
E   Torchmark Development Corporation

Item 27.  Number of Policy Owners
          -----------------------

    As of December 31, 1998, there were 40,251 owners of the Policies.


Item 28.  Indemnification
          ---------------

    Article XII of United Investors' By-Laws provides as follows:

    "Each Director or officer, or former Director or officer, of this Corporation, and his legal representatives, shall be indemnified by the Corporation against liabilities, expenses, counsel fees and costs, reasonably incurred by him or his estate in connection with, or arising out of, any action, suit, proceeding or claim in which he is made a party by reason of his being, or having been, such Director or officer; and any person who, at the request of this Corporation, serves as Director or officer of another corporation in which this Corporation owns corporate stock, and his legal representatives, shall in like manner be indemnified by this Corporation; provided that, in either case shall the Corporation indemnify such Director or officer with respect to any matters as to which he shall be finally adjudged in any such action, suit or proceeding to have been liable for misconduct in the performance of his duties as such Director or officer. The indemnification herein provided for shall apply also in respect of any amount paid in compromise of any such action, suit, proceeding or claim asserted against such Director or officer (including expenses, counsel fees, and costs reasonably incurred in connection therewith), provided that the Board of Directors shall have first approved such proposed compromise settlement and determined that the officer or Director involved is not guilty of misconduct, but in taking such action any Director involved shall not be qualified to vote thereof, and if for this reason a quorum of the Board cannot be obtained to vote on such matters, it shall be determined by a committee of three (3) persons appointed by the shareholders at a duly called special meeting or at a regular meeting. In determining whether or not a Director or officer is guilty of misconduct in relation to any such matter, the Board of Directors or committee appointed by the shareholders, as the case shall be, may rely conclusively upon an opinion of independent legal counsel selected by such Board or committee. The rights to indemnification herein provided shall not be exclusive of any other rights to which such Director or officer may be lawfully entitled."

    Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters
          ----------------------

(a) Waddell & Reed, Inc. ("W&R") is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, and is also the principal underwriter for certain flexible premium variable life insurance policies issued through United Investors Life Variable Account, United Investors Universal Life Variable Account, and Target/United Funds, Inc.

(b) The following table provides certain information with respect to each Director, officer and partner of each principal underwriter.

Name and Principal          Positions and Offices
Business Address*           With Underwriter
------------------          ---------------------

Keith A. Tucker             Chairman and Director
                                         --------

Robert L. Hechler           President, Chief Executive Officer, Principal
                            Financial Officer, Director and Treasurer
                                               --------

Henry J. Herrmann           Director
                            --------

Helge K. Lee                Senior Vice President, Secretary and General Counsel

Robert J. Williams, Jr.     Executive Vice President and National Sales Manager

Michael D. Strohm           Senior Vice President and Controller

Michael G. Gerken           Senior Vice President

David R. Burford            Vice President

Steven E. Hermes            Vice President

William D. Howey, Jr.       Vice President

Terry M. Parker             Vice President
-------------------------
* The principal business address for the officers and Directors listed is 6300 Lamar Avenue, Overland Park, Kansas 66202-4200.

(c)  Commissions Received By Principal Underwriter
     ---------------------------------------------

                                 Net Underwriting
  Name of Principal               Discounts and           Compensation
     Underwriter                   Commissions            on Redemption
------------------------         ----------------         -------------
  Waddell & Reed, Inc.            $21,171,510.98               -0-

                       Brokerage
                      Commissions             Compensation
                      -----------             ------------
                          -0-                      -0-


Item 30.  Location of Accounts and Records
          --------------------------------

    All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by United Investors at its administrative office.

Item 31.  Management Services
          -------------------

    All management contracts are discussed in Part A or Part B.


Item 32.  Undertakings
          ------------

    (a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

    (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

    (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to United Investors at the address or phone number listed in the Prospectus.

    (d) United Investors Life Insurance Company represents that the fees and charges deducted under the annuity policy form are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United Investors.

                        STATEMENT PURSUANT TO RULE 6c-7
                        -------------------------------

    United Investors and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, United Investors and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

                         SECTION 403(b) REPRESENTATIONS
                         ------------------------------

    United Investors represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                   SIGNATURES
                                   ----------

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Birmingham and the State of Alabama on the 28th day of April, 1999.

                            UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
                            (REGISTRANT)

                            UNITED INVESTORS LIFE INSURANCE COMPANY
                            (DEPOSITOR)


                            By: /s/ Anthony L. McWhorter
                                ------------------------------------
                                Anthony L. McWhorter
                                President

   As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                         Date
---------                              -----                         ----

                           Chairman of the Board of Directors
----------------------     and Chief Executive Officer             ---------------
C. B. Hudson


/s/ Anthony L. McWhorter   Director and President                      4-27-99
------------------------                                           ---------------
Anthony L. McWhorter


/s/ W. Thomas Aycock       Director, Vice President and                4-27-99
------------------------   Chief Actuary                           ---------------
W. Thomas Aycock


/s/ Tony G. Brill          Director and Executive Vice                 4-28-99
------------------------   President - Administration              ---------------
Tony G. Brill


                           Senior Vice President - Marketing
------------------------                                           ---------------
Mark S. McAndrew


/s/ Larry M. Hutchison     Director                                    4-28-99
------------------------                                           ---------------
Larry M. Hutchison


/s/ Michael J. Klyce       Vice President and Treasurer                4-27-99
------------------------                                           ---------------
Michael J. Klyce


/s/ James L. Mayton, Jr.   Vice President and Controller               4-27-99
------------------------                                           ---------------
James L. Mayton, Jr.


/s/ John H. Livingston     Director, Secretary and Counsel             4-27-99
------------------------                                           ---------------
John H. Livingston


/s/ Carol A. McCoy         Director and Assistant Secretary            4-27-99
------------------------                                           ---------------
Carol A. McCoy


/s/ Ross W. Stagner        Director and Vice President                 4-27-99
------------------------                                           ---------------
Ross W. Stagner


/s/ Terry W. Davis         Director and Vice President -               4-27-99
------------------------   Administration                          ---------------
Terry W. Davis

EXHIBIT INDEX



    B9          Opinion and Consent of John H. Livingston, Esq.

    B10(A)      Consent of Sutherland, Asbill & Brennan LLP

    B10(B)      Consent of KPMG Peat Marwick LLP